                                                                   EXHIBIT 4.4

==============================================================================

                      WACHOVIA MORTGAGE LOAN TRUST, LLC

                                 as Depositor

                                     and

                               [_____________],

                               as Owner Trustee

                   ________________________________________

                               TRUST AGREEMENT

                          Dated as of _____ __, 200_

                   ________________________________________

              WACHOVIA MORTGAGE LOAN TRUST, LLC [_______] TRUST
         Wachovia Mortgage Loan Trust, LLC Asset-Backed Certificates,
                               Series [_______]

==============================================================================

                              TABLE OF CONTENTS

      Section 3.02.  Payment of Purchase Price for Subsequent Mortgage

      Section 3.09.  Registration of and Limitations on Transfer and

      Section 3.12.  Access to List of Certificateholders' Names and
                     Addresses..............................................15

      Section 3.13.  Maintenance of Office or Agency........................15

                                        -i-

      Section 4.04.  No Duties Except as Specified under Specified
                     Documents or in Instructions...........................18

      Section 4.05.  Restrictions...........................................19

      Section 4.06.  Prior Notice to Certificateholders and the
                     Enhancer with Respect to Certain Matters...............19

      Section 4.07.  Action by Certificateholders with Respect to
                     Certain Matters........................................20

      Section 4.08.  Action by Certificateholders with Respect to

                                        -ii-

      Section 6.04.  Reliance; Advice of Counsel............................24

      Section 6.05.  Not Acting in Individual Capacity......................24

      Section 6.06.  Owner Trustee Not Liable for Certificates or

      Section 10.13. Rights of Enhancer to Exercise Rights of
                     Certificateholders.....................................34

                                        -iii-

ARTICLE XI     COMPLIANCE WITH REGULATION AB................................34

      Section 11.01  Intent of the Parties; Reasonableness..................34

      Section 11.02  Additional Representations and Warranties of the
                     Owner Trustee..........................................34

      Section 11.03  Information to be provided by the Owner Trustee........34

      Section 11.04  Indemnification; Remedies..............................34

EXHIBITS

                                        -iv-

      This trust  agreement,  dated as of _____ __, 200_ (as amended from time to time,  the "Trust  Agreement"),  is between  Wachovia  Mortgage Loan Trust,
LLC, a Delaware limited  liability  company,  as depositor (the  "Depositor"), and  [_____________],  a Delaware banking  corporation,  as owner trustee (the
"Owner Trustee").

                                 WITNESSETH:

      WHEREAS,  the Depositor and the Owner Trustee  desire to form a Delaware statutory trust;

      NOW,  THEREFORE,  In  consideration  of  the  mutual  agreements  herein contained, the Depositor and the Owner Trustee agree as follows:

                                  ARTICLE I

                                 Definitions

Section 1.01.     Definitions.  For  all  purposes  of this  Trust  Agreement, except as otherwise  expressly provided herein or unless the context otherwise requires,  capitalized  terms used herein that are not otherwise defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of
_____ __, 200_ (the  "Indenture"),  among  Wachovia  Mortgage Loan Trust,  LLC
[_______]  Trust,  as Issuer,  Wachovia Bank National  Association,  as Paying
Agent,  and  [_____________],  as Indenture  Trustee,  and such  Appendix A is hereby  incorporated  by reference and made are part of this Trust  Agreement.
All other  capitalized  terms used herein  shall have the  meanings  specified herein.

Section 1.02.     Other Definitional Provisions.

(a)   All  terms  defined  in this  Trust  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

(b)   As  used  in  this  Trust  Agreement  and in any  certificate  or  other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Trust Agreement or in any such  certificate or other document, and  accounting  terms partly  defined in this Trust  Agreement or in any such certificate  or other  document  to the  extent  not  defined,  shall have the
respective   meanings  given  to  them  under  generally  accepted  accounting principles.  To the extent that the  definitions  of accounting  terms in this
Trust Agreement or in any such  certificate or other document are inconsistent
with  the  meanings  of  such  terms  under  generally   accepted   accounting
principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

                                        -1-

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust  Agreement  shall refer to this Trust  Agreement  as a
whole  and  not  to  any  particular   provision  of  this  Trust   Agreement;
Section and   Exhibit  references   contained  in  this  Trust  Agreement  are
references  to  Sections  and  Exhibits in or to this Trust  Agreement  unless otherwise  specified;  the term  "including"  shall  mean  "including  without limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)   The definitions  contained in this Trust Agreement are applicable to the singular  as well as the plural  forms of such terms and to the  masculine  as well as to the feminine and neuter genders of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 Organization

Section 2.01.     Name.  The trust created  hereby shall be known as "Wachovia
Mortgage  Loan Trust,  LLC  [_______]  Trust," in which name the Owner Trustee may conduct the business of the Trust,  make and execute  contracts  and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.     Office.  The  office  of the  Trust  shall be in care of the
Owner  Trustee  at the  Corporate  Trust  Office or at such  other  address in
Delaware  as  the  Owner  Trustee  may  designate  by  written  notice  to the
Certificateholders, the Depositor, and the Enhancer.

Section 2.03.     Purposes  and Powers.  The purpose of the Trust is to engage in the following activities:

(a)   to issue  the  Notes  pursuant  to the  Indenture  and the  Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(b)   to purchase the Mortgage Loans and to pay the  organizational,  start-up and transactional expenses of the Trust;

(c)   to  assign,  grant,  transfer,  pledge and  convey  the  Mortgage  Loans pursuant  to  the  Indenture  and  to  hold,  manage  and  distribute  to  the
Certificateholders  pursuant to Section 5.01 any portion of the Mortgage Loans released  from the  Lien of,  and  remitted  to the  Trust  pursuant  to,  the
Indenture;

(d)   to enter into and perform its  obligations  under the Basic Documents to which it is to be a party;

(e)   to engage in those activities,  including entering into agreements, that are  necessary,  suitable or  convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith,  including,  without limitation, to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

                                        3

(f)   subject to compliance with the Basic Documents,  to engage in such other activities as may be required in  connection  with  conservation  of the Trust
Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The
Trust  shall not  engage in any  activity  other than in  connection  with the foregoing or other than as required or  authorized  by the terms of this Trust
Agreement or the other Basic Documents  while any Note is outstanding  without the  consent  of the  holders of  Certificates  evidencing  a majority  of the aggregate Certificate  Percentage Interest of the Certificates,  the Indenture
Trustee,  the Enhancer and the holders of Notes representing a majority of the
Note Balance of the Notes;  provided  that any  Certificate  registered in the name of the Seller or an  Affiliate  of the Seller  will not be  considered  a
Certificate for purposes of such consent;  provided,  further, that if 100% of the  Certificates  are held by the Seller or an Affiliate  of the Seller,  the consent of the Certificateholders will not be required.

Section 2.04.     Appointment   of  Owner   Trustee.   The  Depositor   hereby
appoints  the Owner  Trustee as trustee of the Trust  effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial   Capital   Contribution   of   Trust   Estate.   In
consideration  of the delivery by the Owner  Trustee,  on behalf of the Trust, of the  Securities  to the  Depositor or its  designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and  concurrently  with the execution and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise  convey to the Trust,  without  recourse,  but  subject to the other terms and  provisions  of this Trust  Agreement,  all of the right,  title and interest  of  the  Depositor  in  and  to  the  Trust  Estate.  The  foregoing transfer,  assignment,  set over and conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation of the  Depositor  or any other  Person in  connection  with the Trust  Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

      The Owner Trustee,  on behalf of the Trust,  acknowledges the conveyance to the Trust by the  Depositor,  as of the Closing  Date, of the Trust Estate,
including  all right,  title and interest of the Depositor in and to the Trust
Estate.  Concurrently  with such  conveyance  and in  exchange  therefor,  the
Trust has pledged the Trust Estate to the  Indenture  Trustee and has executed the  Certificates and the Notes and caused them to be duly  authenticated  and delivered.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares that it  shall  hold  the  Trust  Estate  in trust  upon  and  subject  to the
conditions   set   forth   herein   for   the   use   and   benefit   of   the
Certificateholders,  subject to the  obligations  of the Trust under the Basic
Documents.  It  is  the  intention  of  the  parties  hereto  that  the  Trust constitute a statutory  trust under the Statutory  Trust Statute and that this
Trust Agreement  constitute the governing  instrument of such statutory trust.
Effective  as of the date  hereof,  the Owner  Trustee  shall have all rights, powers and duties set forth  herein and in the  Statutory  Trust  Statute with respect to  accomplishing  the purposes of the Trust.  It is the  intention of the  parties  hereto  that  solely  for  federal,  state and local  income and franchise tax purposes,  for so long as 100% of the Certificates are held by a single person or entity,  the Trust shall be treated as an entity wholly owned by such  person  or  entity,  with the  assets of the  entity  being the Trust
Estate,  and the Notes being debt of the entity,  and the  provisions  of this
Trust Agreement  shall be interpreted to further this intention.  If more than one person owns the  Certificates,  it is the further intention of the parties hereto that  solely for  federal,  state and local  income and  franchise  tax purposes  the Owner Trust shall be treated as a  partnership,  with the assets of the partnership  being Trust Estate,  the partners of the partnership being the  Certificateholders  and the  Notes  being  debt of the  partnership.  The provisions  of this Trust  Agreement  shall be  interpreted  to  further  such intentions.  Neither the  Depositor nor any  Certificateholder  shall have any personal  liability for any  liability or obligation of the Trust,  other than the indemnification obligations as provided in Section 7.2 herein.

                                        3

Section 2.07.     Title to Trust  Property.  Legal  title to the Trust  Estate shall be vested at all times in the Trust as a separate  legal  entity  except where  applicable  law in any  jurisdiction  requires title to any part of the
Trust Estate to be vested in a trustee or trustees,  in which case title shall be deemed to be vested in the Owner  Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.08.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust  shall be located in the State of Delaware or the State of New York.  The Trust shall not have any  employees  in any state other than
Delaware;  provided,  however,  that nothing herein shall restrict or prohibit the  Owner  Trustee  from  having  employees  within or  without  the State of
Delaware  or taking  actions  outside the State of Delaware in order to comply with  Section 2.03.  Payments  will be received by the Trust only in Delaware,
New York or the Corporate  Trust Office of the Certificate  Paying Agent,  and
payments  will  be made by the  Trust  only  from  Delaware,  New  York or the
Corporate  Trust Office of the  Certificate  Paying Agent.  The only office of the Trust  will be at the  Corporate  Trust  Office of the  Owner  Trustee  in
Delaware.

Section 2.09.     Representations   and  Warranties  of  the  Depositor.   The
Depositor  hereby  represents  and  warrants  to the  Owner  Trustee  and  the
Enhancer that:

(a)   The  Depositor  has  been  duly  formed,  is  validly  existing  in good standing under the laws of the state of its  formation,  and is duly qualified to do business  and is in good  standing  under the laws of each  jurisdiction where  the  character  of its  property,  the  nature of its  business  or the performance of its  obligations,  if any, under the Basic  Documents make such qualification  necessary.  The  jurisdiction  of organization of the Depositor is Delaware  and the  Depositor  is a  "registered  organization"  (within the meaning of Section 9-102 of the UCC in effect in Delaware).

(b)   The  Depositor  has  all  requisite  power  and  authority  to  own  its properties,  to conduct its business, to execute and deliver each of the Basic
Documents to be executed and  delivered by the Depositor and to enter into and perform  all of  its  obligations  thereunder  and  any  of  the  transactions contemplated thereby.

(c)   Each Basic  Document to be executed and  delivered by the  Depositor has been duly  authorized,  executed and delivered by the Depositor and,  assuming the due  execution and delivery by the other  parties  thereto,  constitutes a legal,  valid and binding  agreement,  enforceable  against the  Depositor  in accordance  with  its  terms,  except  as  enforceability  may be  limited  by
applicable  bankruptcy,  insolvency,   reorganization,   moratorium  or  other
similar  laws  now  or  hereafter  in  effect  affecting  the  enforcement  of creditors' rights in general and except as such  enforceability may be limited by general principles of equity (whether  considered in a proceeding at law or in equity).

                                        4

(d)   The execution  and delivery by the  Depositor of the Basic  Documents to which the  Depositor is a party and the  performance  by the  Depositor of its obligations  thereunder  do not  (A)  violate  any of  the  provisions  of the organizational  documents of the Depositor,  (B) violate  any provision of any law,  governmental  rule or regulation  currently in effect  applicable to the
Depositor or to its  properties  or by which the  Depositor or its  properties may be bound or affected,  which  violation  would  materially  and  adversely affect the right of the Trust to enforce the  obligations  of the Depositor to perform any of the applicable  provisions of the Basic Documents,  (C) violate
any  judgment,  decree,  writ,  injunction,   award,  determination  or  order
currently in effect  applicable  to the  Depositor or to its  properties or by which the Depositor or its properties are bound or affected,  which  violation would  materially  and adversely  affect the right of the Trust to enforce the obligations  of the Depositor to perform any of the  applicable  provisions of the Basic  Documents,  (D) conflict in any material respect with, or result in a breach in any material  respect of, or  constitute a default in any material respect  under,  any of the  provisions of any  indenture,  mortgage,  deed of trust,  contract or other  instrument  to which the Depositor is a party or by which it is bound,  which  conflict,  breach or default would  materially  and adversely  affect the right of the Depositor to perform any of the  applicable provisions  of  the  Basic  Documents,  or  (E)  result  in  the  creation  or imposition of any Lien upon any of the  properties  of the Depositor  pursuant to the  terms of any such  indenture,  mortgage,  deed of trust,  contract  or other instrument (other than the Basic Documents).

(e)   No consent,  approval,  order or authorization by, and no filing with or notice  to,  any  court or other  governmental  authority  in  respect  of the
Depositor  is  required  in  connection  with  the  authorization,  execution, delivery or  performance  by the Depositor of the Basic  Documents to which it is a party.

(f)   There  are no  pending  or,  to the best of the  Depositor's  knowledge, threatened,  actions,  suits,  proceedings or investigations before any court, administrative  agency,  arbitrator  or  governmental  body  that,  if decided adversely,  would materially and adversely affect (A) the condition (financial or  otherwise),  business or operations of the Depositor or (B) the ability of
the  Depositor  to  perform  its   obligations   under,  or  the  validity  or
enforceability of, the Basic Documents to which it is a party.

(g)   The Depositor is solvent,  and the Depositor  does not  contemplate  any pending  insolvency  or believe or have reason to believe  that it will not be able  to pay  its  debts  and  other  obligations  as  they  become  due.  The
Depositor  did  not  transfer  the  Transferred   Property  pursuant  to  this
Agreement with any intent to hinder, delay or defraud any of its creditors.

(h)   Immediately prior to (1) the transfer hereunder,  the Depositor had good and  marketable  title to the  interest  in the Initial  Transferred  Property conveyed to it, free and clear of all Liens, pledges,  charges,  encumbrances, security  interests  or  adverse  claims  of any  nature,  and this  Agreement constitutes a valid  assignment and transfer to the Trust of all right,  title and interest of the Depositor in and to the Initial  Transferred  Property and
(2)  the  transfer  under  the  related  Subsequent  Transfer  Agreement,  the
Depositor  had  good  and  marketable  title to the  interest  in the  related
Subsequent  Transferred  Property conveyed to it, free and clear of all liens, pledges,  charges,  encumbrances,  security interests or adverse claims of any nature and this Agreement and the related Subsequent Transfer Agreement,  when executed and  delivered,  will  constitute a valid  assignment and transfer to the Trust of all right,  title and  interest  of the  Depositor  in and to the related Subsequent Transferred Property.

                                        5

(i)   The  Depositor  is  not  in  default  under  any  agreement,   contract,
instrument  or indenture to which such party is a party or by which such party or its respective  properties is or are bound, or with respect to any order of any court,  administrative agency, arbitrator or governmental body, that would have a material  adverse  effect on the  transactions  contemplated  under the
Basic  Documents;  and no event has occurred that with notice or lapse of time or both would  constitute  such a default with respect to any such  agreement, contract,  instrument or  indenture,  or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(j)   The chief  executive  office of the  Depositor is located at the address set forth in Section 10.04.

(k)   The  Depositor  acquired  title  to  its  interest  in  the  Transferred
Property  in  good  faith,   without  notice  of  any  adverse  claim  to  the
Transferred Property.

(l)   The  Depositor  has caused its  computer  and  accounting  records to be marked to show that a sale of, or a  security  interest  in,  the  Transferred
Property has been made or granted to the Issuer.

(m)   The  purchase  price  paid  by the  Depositor  for  the  portion  of the
Transferred  Property  relating  to the  Closing  Date or  related  Subsequent
Transfer Date, as applicable,  is the fair market value of such portion of the
Transferred Property.

(n)   This  Agreement  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Loan Agreements in favor of the Issuer, which  security  interest  is prior to all other  Liens  (except as  expressly permitted otherwise in this Indenture),  and is enforceable as such as against creditors of and purchasers from the Issuer.

(o)   The Loan  Agreements  constitute  "accounts,"  "general  intangibles" or
"instruments" within the meaning of the applicable UCC.

(p)   The  Depositor  owns  and has  good  and  marketable  title  to the Loan
Agreements free and clear of any Lien of any Person.

(q)   The Depositor  has received all consents and  approvals  required by the terms of the Loan Agreements to the sale of the Loan  Agreements  hereunder to the Trust.

(r)   The  Depositor  has caused or will have  caused,  within  ten days,  the filing of all appropriate  financing statements in the proper filing office in the  appropriate  jurisdictions  under  applicable law in order to perfect the security interest in the Loan Agreements granted to the Trust hereunder.

(s)   Other than the security  interest  granted to the Trust pursuant to this
Agreement,  the Depositor has not pledged,  assigned, sold, granted a security interest in, or otherwise  conveyed any of the Loan Agreements.  The Depositor has not authorized the filing of and is not aware of any financing  statements against the Depositor  that include a description  of collateral  covering the
Loan Agreements  other than any financing  statement  relating to the security interest granted to the Depositor  hereunder or any security interest that has been  terminated.  The  Depositor  is not  aware of any  judgment  or tax lien filings against the Depositor.

                                        6

(t)   The Servicer,  on behalf of the  Depositor,  has in its  possession  all original  copies of the Loan  Agreements.  The Loan Agreements do not have any marks or  notations  indicating  that  they  have been  pledged,  assigned  or otherwise  conveyed to any Person other than the Depositor,  the Trust and the
Indenture Trustee.  All financing  statements filed or to be filed against the
Depositor in favor of the Trust in  connection  herewith  describing  the Loan
Agreements  contain a statement  to the  following  effect:  "A purchase of or security  interest in any  collateral  described in this  financing  statement will violate the rights of the Trust."

(u)   None of the  Mortgage  Notes that  constitute  or evidence  the Mortgage
Loans  has any marks or  notations  indicating  that  they have been  pledged, assigned or otherwise conveyed to any Person other than the Trust.

      The representations and warranties set forth in Section 2.09(n)  through
(t) shall not be waived  without the prior  written  consent of  Standard  and
Poor's.

      Upon  notice  from the  Enhancer,  the Issuer,  the Owner  Trustee,  the
Indenture  Trustee,  the Paying Agent or the  Servicer,  as  applicable,  of a breach of the Depositor's respective  representations or warranties above that materially and adversely affects the interests of the  Securityholders  or the
Enhancer in any Mortgage  Loan,  the  Depositor  shall,  within 90 days of its discovery  or its  receipt  of notice of such  breach,  either  (i) cure  such breach in all  material  respects  or (ii) to the extent  that such  breach is with respect to a Mortgage Loan or a Related  Document,  either (A) repurchase such  Mortgage  Loan from the  Purchaser  or its  assignee  at the  Repurchase
Price, or (B) substitute one or more Eligible  Substitute  Loans received from the Seller pursuant to the Purchase Agreement.

      It is  understood  and agreed that the  obligation  of the  Depositor to cure any breach,  or to repurchase  or substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing,  shall constitute the sole remedy  respecting  such breach  available  to the  Enhancer  (other than with respect to the Enhancer's rights under the Insurance  Agreement),  the Issuer,
the   Certificateholders   (or   the   Owner   Trustee   on   behalf   of  the
Certificateholders)  and the Noteholders  (or the Indenture  Trustee on behalf of the Noteholders) against the Depositor.

Section 2.10.     Payment  of Trust  Fees.  The  Owner  Trustee  shall pay the
Trust's fees and expenses  incurred  with  respect to the  performance  of the
Trust's duties under the Indenture.

                               ARTICLE III

                Conveyance of the Mortgage Loans; Certificates

Section 3.01.     Conveyance of the Mortgage Loans.

(a)   The  Depositor,  by the execution and delivery of this  Agreement,  does hereby sell,  assign,  set over,  and otherwise  convey to the Trust,  without recourse (except as expressly  provided herein),  all of its right,  title and interest,  whether now owned or existing or  hereafter  created,  arising,  or acquired,  in,  to and  under  (i) the  Initial  Mortgage  Loans and the other related Initial  Transferred  Property and (ii) the Subsequent  Mortgage Loans
and other related Subsequent  Transferred  Property, in each case purchased by the Depositor from the Seller  pursuant to the Purchase  Agreement;  provided, however,  that the  Trust  does not  assume  any  obligations  (including  any
obligations   to  fund  Draws)   arising  under  or  related  to  the  Related
Documents.  Such  conveyance  shall be deemed to be made:  (1) with respect to the Cut-Off Date Principal  Balances  relating to the Initial  Mortgage Loans, as of the  Closing  Date;  (2) with  respect  to the  Cut-Off  Date  Principal
Balances  relating  to  the  Subsequent  Mortgage  Loans,  as of  the  related
Subsequent  Transfer Date;  (3) with respect to the amount of each  Additional
Balance  created on or after the Cut-Off Date or the Subsequent  Cut-Off Date, as  applicable,  and  prior  to the  commencement  of the  Rapid  Amortization
Period, as of the later of the Closing Date or the related  Subsequent Cut-Off
Date,  as  applicable,  and the  date  that  the  corresponding  Draw was made pursuant  to  the  related  Loan  Agreement,  subject  to the  receipt  by the
Depositor of consideration therefor as provided herein under Section 3.02(c).

                                        7

(b)   The Depositor hereby assigns to the Trust all of the Depositor's  right, title and  interest to and under the  Purchase  Agreement  and any  Subsequent
Transfer Agreement  executed by the Depositor as Purchaser,  including without limitation  the  Depositor's  right to enforce the  obligations  of the Seller thereunder  (including the Seller's obligation to repurchase Mortgage Loans as the result of a breach of the Seller's  representations  and warranties in the
Purchase Agreement).

(c)   In  connection  with the  conveyance  by the  Depositor  of the  Initial
Mortgage Loans, the Depositor further agrees, at its own expense,  on or prior to the Closing  Date,  to  indicate in its books and records  that the Initial
Mortgage Loans have been sold to the Trust pursuant to this Agreement,  and to deliver  to the Trust true and  complete  lists of all of the  Mortgage  Loans specifying  for each Mortgage Loan the  information  contained in the Mortgage
Loan  Schedule.  The  Mortgage  Loan  Schedule is attached as Exhibit A to the
Servicing  Agreement and is hereby  incorporated  into and made a part of this
Agreement.

(d)   Upon the sale of the Initial Mortgage Loans and the Subsequent  Mortgage
Loans,  as  applicable,  the  ownership of each related Loan  Agreement,  each related  Mortgage  and the  contents  of the  related  Mortgage  File shall be vested  in the Trust and the  ownership  of all  records  and  documents  with respect to the Initial  Mortgage Loans and the Subsequent  Mortgage  Loans, as
applicable,  that are  prepared  by or that  come into the  possession  of the
Depositor,  as  seller  of  the  Initial  Mortgage  Loans  hereunder  and  the
Subsequent Mortgage Loans under the related Subsequent Transfer Agreement,  or by the Servicer under this Agreement shall  immediately vest in the Trust, and shall be retained and  maintained  in trust by the Servicer at the will of the
Trust, in such custodial  capacity only, or in trust by the Indenture  Trustee if the Mortgage  Files are required to be  transferred  by the Servicer to the
Indenture Trustee,  pursuant to the Servicing  Agreement;  provided,  however, that any records and documents  that come into the possession of the Depositor shall be promptly  delivered to the Servicer or the Indenture,  as applicable.
The  Depositor's  records  will  accurately  reflect  the sale of the  Initial
Mortgage Loans by it to the Trust.

      The Trust hereby  acknowledges  its  acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 3.01.

(e)   The  parties  hereto  intend  that the  transactions  set  forth  herein constitute a sale, including for accounting purposes,  by the Depositor to the
Trust of the  Depositor's  right,  title and  interest in and to the  Mortgage
Loans and the other  Transferred  Property,  and not a secured  borrowing.  In the event the  transactions  set forth herein are deemed not to be a sale, the
Depositor  hereby  grants  to the  Trust  a  security  interest  in all of the
Depositor's  right,  title  and  interest,  whether  now  owned  or  hereafter acquired,  in, to and  under the  Transferred  Property  to secure  all of the
Depositor's  obligations  hereunder,  and this Agreement shall and hereby does constitute a security  agreement  under  applicable  law. Each of the Mortgage
Loan  Schedules is hereby  incorporated  by reference  and made a part of this
Trust  Agreement.  The  Depositor  agrees  to take or cause  to be taken  such actions  and to execute  such  documents,  including  without  limitation  the authorization  and the filing of any  continuation  statements with respect to the UCC  financing  statements  filed with respect to the  Mortgage  Loans and other  Transferred  Property by the Depositor on the Closing Date, if any, and
any amendments  thereto  required to reflect a change in the name or corporate structure  of the  Depositor  or the filing of any  additional  UCC  financing statements  due to the  change  in the  principal  office or  jurisdiction  of organization  of the  Depositor  as are  necessary  to perfect and protect the
Trust'  and  its  assignees'  interests  in  the  Transferred  Property.   The
Depositor shall file any such continuation statements on a timely basis.

                                        8

Section 3.02.     Payment of Purchase Price for Subsequent Mortgage Loans and
Additional Balances.

(a)   The "Purchase  Price" for the  Subsequent  Mortgage  Loans and the other
Subsequent  Transferred  Property to be paid by the Trust to the  Depositor on the  related  Subsequent  Transfer  Date shall be 100  percent of the  related
Cut-Off Date  Principal  Balances  thereof (as identified on the Mortgage Loan
Schedule attached to the related  Subsequent  Transfer  Agreement  provided by the Depositor).  In the case of each Additional Balance transferred  hereunder created  on  or  after  the  Cut-Off  Date  or  Subsequent  Cut-Off  Date,  as
applicable,  and prior to the commencement of the Rapid  Amortization  Period, the Purchase  Price thereof  shall be 100 percent of the  principal  amount of the  related  Draw under the  related  Loan  Agreement  as of the later of the
Closing Date or  Subsequent  Transfer  Date,  as  applicable,  and the date of creation of such Additional  Balance,  adjusted to reflect such factors as the
Depositor  and the  Trust  mutually  agree  will  result in a  Purchase  Price determined  to be the fair  market  value of such  Additional  Balance and the related Transferred Property.

(b)   With respect to each Subsequent Mortgage Loan transferred  pursuant to a
Subsequent   Transfer  Agreement  and  each  Additional  Balance   transferred
hereunder or pursuant to a Subsequent  Transfer  Agreement with respect to any
Mortgage Loan, as  applicable,  the Trust shall pay or cause to be paid to the
Depositor   or  its   designee  the   Purchase   Price   specified   above  in
Section 3.02(a)  for such  Additional  Balance or Subsequent  Mortgage Loan in one of the  following  ways,  as  applicable:  (i) a cash payment  pursuant to
Section 3.02(a)  hereof in an amount equal to the related Draw or Cut-Off Date
Principal   Balance,   as   applicable,   if  then  available  from  Principal
Collections  on any  Payment  Date  or  amounts  on  deposit  in  the  Funding
Account,  as applicable,  or (ii) with respect to an Additional  Balance only, an increase in the Additional  Balance  Increase Amount as of the day on which such  Additional  Balance was created,  equal to the amount of such Additional
Balance.

Section 3.03.     Draws During  Rapid  Amortization  Period.  During the Rapid
Amortization Period, any Excluded Draws shall not be Additional Balances,  and the  ownership  of the  related  balances  shall be  retained  by the  Seller.
Payments and  collections  allocable  pursuant to  Section 3.04 to an Excluded
Draw shall not be  deposited  into the  Custodial  Account,  the  Distribution
Account or the Note Payment Account,  and shall be distributed by the Servicer to the Seller no less  frequently  than monthly in accordance  with reasonable instructions provided by the Seller.

                                        9

Section 3.04.     Allocation.  The  Depositor,  the  Trust  and  the  Servicer
agree  that all  collections  on the  Mortgage  Loans  will be  allocated  and applied  as  provided  by the  terms  of the  related  Loan  Agreements  or by applicable law. Except with respect to Liquidation  Loss Amounts,  if the Loan
Agreement  or  applicable  law does not  specify  a method of  allocation  and application for particular  Collections,  such Collections  shall be allocated and applied (i) first,  to interest pro rata (based on the respective  amounts coming due on such day) among the amounts  coming due on such dates,  and (ii)
then,  to principal in the order of the dates on which such amounts were first
incurred.   If,  as  a  result  of  the   provisions  of  this   Section 3.04,
Collections are allocated to Excluded  Draws,  such  Collections  shall not be property of the  Purchaser or its  assignees and shall be paid by the Servicer to the Seller as provided in  Section 3.03.  Liquidation Loss Amounts shall be allocated as provided in the definition of Excluded Amount.

Section 3.05.     Addition of Subsequent  Mortgage Loans.  The transfer by the
Depositor of any Subsequent  Mortgage Loans to the Issuer, is conditioned upon the  satisfaction  of each of the  following  conditions  on or  prior  to the related Subsequent Transfer Date:

(a)   the Depositor  shall have provided the  Indenture  Trustee,  the Issuer, the Paying Agent,  the Enhancer and the Rating Agencies with a timely Addition
Notice  substantially in the form of Exhibit I attached  hereto,  which notice shall  be given  no  later  than  five  Business  Days  prior  to the  related
Subsequent  Transfer Date, and shall  designate the Subsequent  Mortgage Loans to be  sold  to the  Issuer  and  the  aggregate  Principal  Balance  of  such
Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date;

(b)   the Depositor shall have delivered to the Indenture Trustee,  the Paying
Agent, the Enhancer and the Rating Agencies duly executed  Subsequent Transfer
Agreement  substantially  in  the  form  of  Exhibit  J,  (A)  confirming  the satisfaction  of each condition  precedent  specified in this  Section 3.05(b)
and  in  Section 2  of the  related  Subsequent  Transfer  Agreement  and  (B)
including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(c)   as of each  Subsequent  Transfer  Date,  as evidenced by delivery to the
Indenture Trustee of the Subsequent  Transfer  Agreement,  the Depositor shall not be  insolvent,  made  insolvent  by such  transfer or aware of any pending insolvency;

(d)   such sale and  transfer  shall  not  result in a  material  adverse  tax consequence  to the Issuer or,  due to any action or  inaction  on the part of the Seller, to the Securityholders; and

(e)   the  Depositor  shall have provided each of the Enhancer and each Rating
Agency  with loan level  information  in the  Enhancer's  and each such Rating
Agency's  standard  format  no later  than  five  Business  Days  prior to the related  Subsequent  Transfer  Date,  which  shall  designate  the  Subsequent
Mortgage  Loans to be sold to the Issuer,  and shall  receive  verbal  consent from the Enhancer  and verbal  confirmation  from each Rating  Agency that the addition of the Subsequent Mortgage Loans will not result in a Rating Event.

      Within five  Business  Days after each  Subsequent  Transfer  Date,  the
Depositor shall deliver to the Issuer, the Rating Agencies,  the Enhancer, the
Paying Agent and the  Indenture  Trustee a copy of the Mortgage  Loan Schedule reflecting the Subsequent Mortgage Loans in electronic format.

                                        10

Section 3.06.     Initial  Ownership.  Upon the  formation of the Trust by the contribution by the Depositor  pursuant to Section 2.05  and the conveyance of the Initial  Mortgage Loans pursuant to  Section 3.01  and the issuance of the
Certificates, Depositor shall be the sole Certificateholder.

Section 3.07.     Issuance of Certificates.  The Certificates  shall be issued in minimum  denominations  of a  Percentage  Interest of 10.0000% and integral multiples of 0.0001% in excess thereof.  The  Certificates  shall be issued in substantially the form attached hereto as Exhibit A.

      The  Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature  of an  authorized  officer  of  the  Owner  Trustee  and authenticated  in the manner provided in  Section 3.08.  Certificates  bearing the manual or facsimile  signatures of individuals  who were, at the time when such signatures  shall have been affixed,  authorized to sign on behalf of the
Trust,  shall be validly  issued  and  entitled  to the  benefit of this Trust
Agreement,  notwithstanding  that such  individuals  or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such
Certificates  or did not hold such offices at the date of  authentication  and delivery of such Certificates.  A Person shall become a Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder  hereunder  upon such  Person's  acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.09.

      A  transferee  of a  Certificate  shall become a  Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder   hereunder   upon  such   transferee's   acceptance   of  a
Certificate  duly  registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.09.

Section 3.08.     Authentication   of  Certificates.   Concurrently  with  the
acquisition of the Initial  Mortgage Loans by the Trust,  the Owner Trustee or
the  Certificate  Paying  Agent  shall  cause the  Certificates  in an initial
Percentage  Interest  of  100.00%  to be  executed  on  behalf  of the  Trust, authenticated  by the  Indenture  Trustee and delivered to or upon the written order of the Depositor,  signed by its chairman of the board, its president or any vice president,  without  further  corporate  action by the Depositor,  in authorized  denominations.  No Certificate shall entitle the Certificateholder thereof to any benefit under this Trust  Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of  authentication substantially  in the form set  forth in  Exhibit A  hereto,  executed  by the
Owner  Trustee  or the  Indenture  Trustee,  by  manual  signature,  and  such authentication shall constitute  conclusive evidence that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

Section 3.09.     Registration of and Limitations on Transfer and Exchange of
Certificates.  The  Certificate  Registrar  shall keep or cause to be kept, at the  office or agency  maintained  pursuant  to  Section 3.13,  a  Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Certificate  Registrar  shall provide for the  registration of
Certificates  and  of  transfers  and  exchanges  of  Certificates  as  herein provided.  The Paying  Agent shall be the initial  Certificate  Registrar.  If the  Certificate  Registrar  resigns or is removed,  the Owner  Trustee  shall appoint a successor Certificate Registrar.

      Subject  to  satisfaction  of  the  conditions  set  forth  below,  upon surrender for  registration  of transfer of any  Certificate  at the office or agency maintained  pursuant to Section 3.13,  the Owner Trustee shall execute, authenticate  and  deliver  (or  shall  cause  the  Indenture  Trustee  as its authenticating  agent  to  authenticate  and  deliver),  in  the  name  of the designated  transferee  or  transferees,  one  or  more  new  Certificates  in authorized  denominations  of a  like  aggregate  amount  dated  the  date  of authentication  by the Owner Trustee or the Indenture  Trustee.  At the option of a  Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations  of a like aggregate amount upon surrender of the
Certificates  to be exchanged at the office or agency  maintained  pursuant to
Section 3.13.  The  initial  Certificateholder  agrees  to  not  transfer  any
Certificate  during  either the Revolving  Period or the Managed  Amortization
Period,  unless the initial  Certificateholder  receives an Opinion of Counsel stating that such transfer of the  Certificate  will not adversely  affect the opinion  delivered on the Closing Date by such counsel  regarding the transfer of the Mortgage Loans by Seller to the Depositor.

                                        11

      Every Certificate  presented or surrendered for registration of transfer or exchange shall be  accompanied by a written  instrument of transfer in form
satisfactory   to   the   Certificate   Registrar   duly   executed   by   the
Certificateholder  or such  Certificateholder's  attorney  duly  authorized in
writing.  Each  Certificate   surrendered  for  registration  of  transfer  or
exchange shall be cancelled and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

      No service  charge  shall be made for any  registration  of  transfer or exchange of Certificates,  but the Owner Trustee or the Certificate  Registrar
may  require  payment  of a sum  sufficient  to cover any tax or  governmental charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

      Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form
W-9 and the  Certificate  of  Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

      A  Certificate  may be  transferred  to a  Certificateholder  unable  to establish its non-foreign status as described in the preceding  paragraph only if such  Certificateholder  provides  an Opinion of Counsel to the  Depositor, the  Certificate  Registrar and the  Enhancer,  which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate  Registrar,
the Enhancer or the Depositor,  satisfactory to the Depositor, the Certificate
Registrar  and the  Enhancer,  that such  transfer (1) will not affect the tax status of the Owner Trust and (2) will not  adversely  affect the interests of any  Securityholder  or the  Enhancer,  including,  without  limitation,  as a result of the  imposition of any United States  federal  withholding  taxes on the Owner  Trust  (except to the extent that such  withholding  taxes would be payable solely from amounts otherwise  distributable to the Certificate of the
prospective   transferee).   If  such   transfer   occurs  and  such   foreign
Certificateholder  becomes  subject to such United States federal  withholding taxes, any such taxes will be withheld by the Certificate  Paying Agent at the direction of the  Servicer.  Each  Certificateholder  unable to establish  its non-foreign  status shall submit to the Certificate Paying Agent a copy of its
Form W-8BEN,  Form W-8ECI or Form W-8IMY,  or such successor  forms thereto as required by  then-applicable  regulations,  and shall resubmit such form every
three  years  or  with  such   frequency   as   required  by   then-applicable
regulations.  In  addition,  prior to any transfer of a  Certificate  prior to
September  of  2008  to  a   Certificateholder   that  cannot   establish  its
non-foreign status, the Certificateholder  shall deliver to the Owner Trustee,
the  Paying  Agent  and  the  Indenture   Trustee,   at  the  expense  of  the
Certificateholder,  an Opinion of Counsel that no withholding  tax would apply to payments made under the Yield Maintenance Agreement.

                                        12

      No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the Securities Act and any applicable state  securities  laws or is made in accordance  with the  Securities Act and such  state  laws.  In  the  event  of  any  such  transfer,  the  Certificate
Registrar  or  the  Depositor  shall  prior  to  such  transfer   require  the
transferee   to  execute   (A)  either  (i)  (a)  an   investment   letter  in
substantially  the form  attached  hereto  as  Exhibit  C (or in such form and substance  reasonably  satisfactory  to  the  Certificate  Registrar  and  the
Depositor) which investment  letters shall not be an expense of the Trust, the
Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor and
which investment  letter states that, among other things,  such transferee (a)
is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined  under  Rule  144A,  and (b) is  aware  that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities  Act,  provided  by Rule  144A or (ii)  (a) a  written  Opinion  of
Counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Certificate  Registrar  and  the  Depositor  that  such  transfer  may be made pursuant to an exemption,  describing the  applicable  exemption and the basis therefor,  from the  Securities  Act and  such  state  laws or is  being  made pursuant to the Securities  Act and such state laws,  which Opinion of Counsel shall not be an expense  of the  Trust,  the Owner  Trustee,  the  Certificate
Registrar,  the Servicer or the  Depositor and (b) the  transferee  executes a representation letter,  substantially in the form of Exhibit D hereto, and the transferor  executes a  representation  letter,  substantially  in the form of
Exhibit E hereto,  each  acceptable to and in form and substance  satisfactory
to  the  Certificate   Registrar  and  the  Depositor   certifying  the  facts
surrounding  such  transfer,  which  representation  letters  shall  not be an expense  of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Servicer or the Depositor and (B) the  Certificate of  Non-Foreign  Status (in
substantially  the form  attached  hereto as Exhibit F)  acceptable  to and in form and substance  reasonably  satisfactory to the Certificate  Registrar and the Depositor,  which  certificate  shall not be an expense of the Trust,  the
Owner  Trustee,   the  Certificate   Registrar  or  the  Depositor.   If  such
Certificateholder  is unable to provide a Certificate of  Non-Foreign  Status, such  Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the
Certificate  Registrar,  the Certificate  Paying Agent, the Indenture Trustee,
the  Servicer,  the Paying Agent,  the Enhancer and the Depositor  against any liability  that may result if the  transfer is not so exempt or is not made in accordance  with such federal and state laws. No transfer of  Certificates  or any interest  therein shall be made to any Plan, any Person  acting,  directly or  indirectly,  on  behalf  of any such  Plan or any  Person  acquiring  such
Certificates  with Plan Assets unless the Depositor,  the Owner  Trustee,  the
Certificate  Registrar,  the Enhancer  and the  Servicer are provided  with an
Opinion of Counsel that establishes to the satisfaction of the Depositor,  the
Owner Trustee, the Certificate  Registrar,  the Enhancer and the Servicer that the purchase of  Certificates  is permissible  under  applicable law, will not
constitute   or  result  in  any   prohibited   transaction   under  ERISA  or
Section 4975  of the Code  and  will not  subject  the  Depositor,  the  Owner
Trustee,  the  Certificate  Registrar,   the  Certificate  Paying  Agent,  the
Indenture  Trustee,  the Paying  Agent,  the  Enhancer or the  Servicer to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975  of the  Code) in  addition  to those  undertaken  in this  Trust
Agreement,  which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee,  the Certificate  Registrar,  the Enhancer or the Servicer.
In lieu of such Opinion of Counsel,  a Plan,  any Person  acting,  directly or indirectly,  on  behalf  of  any  such  Plan  or  any  Person  acquiring  such
Certificates  with Plan  Assets of a Plan may provide a  certification  in the form of  Exhibit G to this Trust  Agreement,  which the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar,   the  Certificate  Paying  Agent,  the
Indenture  Trustee,  the Paying Agent,  the Enhancer and the Servicer may rely upon without further inquiry or  investigation.  Neither an Opinion of Counsel nor a certification  will be required in connection with the initial  transfer of any such  Certificate by the Depositor to an Affiliate of the Depositor (in
which  case,  the  Depositor  or any such  Affiliate  shall be  deemed to have represented  that  such  Affiliate  is not a Plan or a Person  investing  Plan
Assets of any Plan) and the Owner  Trustee  shall be entitled to  conclusively rely upon a  representation  (which,  upon the  request of the Owner  Trustee, shall be a written  representation)  from the  Depositor of the status of such transferee as an Affiliate of the Depositor.

                                        13

      In addition,  no transfer of a Certificate  shall be  permitted,  and no such  transfer  shall  be  registered  by  the  Certificate  Registrar  or  be effective  hereunder,  unless evidenced by an Opinion of Counsel  addressed to the  Certificate  Registrar,  the Servicer and the Enhancer  that  establishes that such transfer or the  registration  of such transfer  would not cause the
Trust to be classified as a publicly traded  partnership,  by having more than
100  Certificateholders  at any time during the taxable year of the Trust,  an association  taxable as a  corporation,  a corporation  or a taxable  mortgage pool for federal and relevant  state  income tax  purposes,  which  Opinion of
Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the  proposed  transferee.  No Opinion of Counsel  will be required if such  transfer is made to a nominee of an existing  beneficial  holder of a
Certificate.

      In addition, no transfer, sale, assignment,  pledge or other disposition of a  Certificate  shall be made  unless the  proposed  transferee  executes a representation  letter substantially in the form of Exhibit H hereto, that (1)
the  transferee is acquiring  such  Certificate  for its own behalf and is not acting  as agent or  custodian  for any other  Person or entity in  connection with such  acquisition  and (2) if the  transferee is a  partnership,  grantor trust or S  corporation  for federal  income tax  purposes,  the  Certificates acquired  are not more  than 50% of the  assets  of the  partnership,  grantor trust or S corporation.

Section 3.10.     Mutilated,  Destroyed,  Lost or Stolen Certificates.  If (a)
any mutilated  Certificate shall be surrendered to the Certificate  Registrar, or if the Certificate  Registrar shall receive evidence to its satisfaction of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall be delivered to the Certificate  Registrar,  the Indenture  Trustee and the Owner
Trustee such  security or indemnity as may be required by them to save each of them  and  the  Issuer  from  harm,  then  in the  absence  of  notice  to the
Certificate  Registrar,  the Indenture  Trustee or the Owner Trustee that such
Certificate has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Trust  shall  execute  and the Owner  Trustee  or the  Indenture
Trustee, as the Trust's  authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen
Certificate,  a new Certificate of like tenor and denomination.  In connection with the issuance of any new Certificate  under this  Section 3.10,  the Owner
Trustee,  the Indenture  Trustee or the Certificate  Registrar may require the payment  of a sum  sufficient  to cover any tax or other  governmental  charge that  may be  imposed  in  connection  therewith.  Any  duplicate  Certificate issued pursuant to this Section 3.10 shall constitute  conclusive  evidence of ownership  in the Trust,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.11.     Persons    Deemed    Certificateholders.    Prior   to   due
presentation  of  a  Certificate  for  registration  of  transfer,  the  Owner
Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is  registered  in the  Certificate
Register  as the  owner  of such  Certificate  for the  purpose  of  receiving distributions  pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or the
Certificate Paying Agent shall be bound by any notice to the contrary.

                                        14

Section 3.12.     Access to List of  Certificateholders'  Names and Addresses.
The  Certificate  Registrar  shall  furnish  or cause to be  furnished  to the
Depositor  or  the  Owner  Trustee,  within  15  days  after  receipt  by  the
Certificate  Registrar of a written request therefor from the Depositor or the
Owner Trustee, a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may  reasonably  require,  of the names and  addresses of the
Certificateholders  as of the  most  recent  Record  Date.  If  three  or more
Certificateholders,  or one or more  Certificateholders  evidencing  not  less than 25% of the  Certificate  Percentage  Interest,  apply in  writing  to the
Owner Trustee or the Certificate  Registrar,  and such application states that the  applicants  desire to  communicate  with other  Certificateholders,  with respect to their rights under this  Agreement  or under the  Certificates  and such  application  is  accompanied  by a copy of the  communication  that such applicants propose to transmit,  then the Owner Trustee shall, within five (5)
Business Days after the receipt of such  application,  afford such  applicants
access   during   normal    business    hours   to   the   current   list   of
Certificateholders.   Each  Certificateholder,  by  receiving  and  holding  a
Certificate,  shall be deemed to have agreed not to hold any of the Trust, the
Depositor,  the Certificate  Registrar,  the  Certificate  Paying Agent or the
Owner  Trustee  accountable  by  reason  of the  disclosure  of its  name  and address, regardless of the source from which such information was derived.

Section 3.13.     Maintenance  of Office or  Agency.  The  Owner  Trustee,  on
behalf  of the  Trust,  shall  maintain  an  office  or  offices  or agency or agencies where  Certificates  may be surrendered for  registration of transfer or exchange  and where  notices  and  demands to or upon the Owner  Trustee in respect of the Certificates  and the Basic Documents may be served.  The Owner
Trustee  initially  designates the Corporate  Trust Office of the  Certificate
Registrar  (or such other office as the  Certificate  Registrar may specify to the Owner  Trustee) as its office for such  purposes.  The Owner Trustee shall give prompt  written  notice to the  Depositor,  the  Certificateholders,  the
Indenture  Trustee  and the  Enhancer  of any  change in the  location  of the
Certificate Register or any such office or agency.

Section 3.14.     Certificate Paying Agent.

(a)   The   Certificate    Paying   Agent   shall   make    distributions   to
Certificateholders  from the  Distribution  Account  on behalf of the Trust in accordance with the provisions of the  Certificates  and  Section 5.01  hereof from  payments  remitted to the  Certificate  Paying Agent by the Paying Agent
pursuant to  Section 3.05  of the  Indenture.  The Trust  hereby  appoints the
Paying Agent as the Certificate  Paying Agent.  The  Certificate  Paying Agent
shall:

(i)   hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust for the  benefit of the Persons  entitled  thereto until such sums  shall be paid to such  Persons or  otherwise  disposed  of as herein provided;

(ii)  give the Owner  Trustee  notice of any  default  by the Trust of which a
Responsible  Officer of the Certificate  Paying Agent has actual  knowledge in
the  making  of  any  payment   required  to  be  made  with  respect  to  the
Certificates;

                                        15

(iii) at any  time  during  the  continuance  of any  such  default,  upon the written  request of the Owner  Trustee,  forthwith pay to the Owner Trustee on behalf  of the  Trust  all sums so held in trust  by such  Certificate  Paying
Agent;

(iv)  immediately  resign as Certificate Paying Agent and forthwith pay to the
Owner  Trustee  on  behalf  of the  Trust all sums held by it in trust for the payment of  Certificates if at any time it ceases to act as Paying Agent under the Indenture or meet the standards  required to be met by the Paying Agent at the time of its appointment under the Indenture;

(v)   comply  with  all   requirements   of  the  Code  with  respect  to  the
withholding  from  any  payments  made  by  it  on  any  Certificates  of  any
applicable   withholding  taxes  imposed  thereon  and  with  respect  to  any applicable reporting requirements in connection therewith; and

(vi)  make available to the Owner Trustee a copy of the Servicing  Certificate prepared  with  respect  to each  Payment  Date by the  Servicer  pursuant  to
Section 4.01 of the Servicing Agreement.

(b)   The Trust may revoke such power and remove the Certificate  Paying Agent if the Owner Trustee  determines in its sole  discretion  that the Certificate
Paying  Agent shall have failed to perform  its  obligations  under this Trust
Agreement  in any  material  respect.  The Paying  Agent shall be permitted to resign as  Certificate  Paying Agent upon 30 days' written notice to the Owner
Trustee and the  Enhancer;  provided,  however,  that the Paying Agent is also resigning  as Paying  Agent  under the  Indenture  at such time.  In the event that the Paying  Agent shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the Indenture,  the Owner Trustee shall appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust  company) and which shall also be the  successor  Paying Agent
under  the   Indenture.   The  Owner  Trustee   shall  cause  such   successor
Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the  Owner  Trustee  to  execute  and  deliver  to  the  Owner  Trustee  an instrument to the effect set forth in this  Section 3.14  as it relates to the
Certificate  Paying  Agent.  The  Certificate  Paying  Agent shall  return all unclaimed  funds to the Trust and upon removal of a  Certificate  Paying Agent such  Certificate  Paying Agent shall also return all funds in its  possession to the Trust.  The provisions of Sections  6.01,  6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent  applicable.  Any reference in this
Trust  Agreement to the  Certificate  Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)   The  Certificate  Paying Agent shall  establish and maintain with itself the Distribution  Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Servicer,  the Indenture Trustee or
Paying Agent,  each remittance  received by the Certificate  Paying Agent with
respect  to  payments   made  pursuant  to  the  Indenture  or  the  Servicing
Agreement.   Pending   any  such   distribution,   funds   deposited   in  the
Distribution   Account  on  a  Payment  Date  and  not   distributed   to  the
Certificateholders  on such Payment Date shall be invested by the  Certificate
Paying  Agent in  Permitted  Investments  selected by the  Servicer  (or if no selection  is made by the  Servicer  in  Permitted  Investments  described  in clause (v) of the definition  thereof) maturing no later than the Business Day preceding the next succeeding  Payment Date (except that any investment in the institution  with which the  Distribution  Account is maintained may mature or be payable on demand on such  Payment  Date and shall not be sold or  disposed of prior to the maturity).  All  investment  income earned in respect of funds on deposit in the  Distribution  Account shall be credited to the Distribution
Account,  except  that an  amount  equal  to one  day's  interest  on any such investment  shall  be for the  benefit  of the  Certificate  Paying  Agent.  A portion of any losses  incurred  in respect of any such  investments  shall be deposited in the Distribution  Account by the Certificate  Paying Agent out of
its own funds  immediately  as realized in an amount such that the  percentage of any such loss  allocated  to the  Certificate  Paying  Agent  shall equal a fraction,  the numerator of which equals one (1) and the  denominator of which equals the number of days the funds in the Distribution  Account were invested in such  investment.  The  remainder  of any  such  losses  shall  be  charged against the  Distribution  Account.  The  Certificate  Paying Agent shall make all  distributions  on the  Certificates  as provided in  Section 3.05  of the
Indenture and  Section 5.01(a)  of this Trust Agreement from moneys on deposit in the Distribution Account.

                                        16

Section 3.15.     Cooperation.  The  Owner  Trustee  shall  cooperate  in  all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this Trust  Agreement or the  Insurance  Agreement,  consistent  with this Trust  Agreement and without limiting  the rights of the  Certificateholders  as  otherwise  expressly  set forth in this Trust Agreement.

Section 3.16.     [Reserved].

Section 3.17.     Subordination.  Except as  otherwise  provided  in the Basic
Documents,   for  so  long  as  any  Notes  are  outstanding  or  unpaid,  the
Certificateholders  will generally be subordinated in right of payment,  under the  Certificates  or  otherwise,  to payments to the  Noteholders  under,  or otherwise  related to, the Indenture.  If an Event of Default has occurred and
is  continuing   under  the  Indenture,   the   Certificates   will  be  fully
subordinated  to  obligations  owing by the Trust to the  Noteholders  and the
Enhancer under, or otherwise  related to, the Indenture,  and no distributions will be made on the Certificates until the Noteholders,  the Paying Agent, the
Note Registrar,  the Certificate  Paying Agent, the Certificate  Registrar and
the Indenture Trustee and the Enhancer have been irrevocably paid in full.

Section 3.18.     No  Priority  Among  Certificates.   All  Certificateholders
shall  rank  equally  as  to  amounts   distributable  upon  the  liquidation,
dissolution  or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other Certificateholders.

                                 ARTICLE IV

                    Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and directed to execute and deliver the Basic  Documents  to which the Trust is to be a party and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which the Trust is to be a party, as well as any certificate  that supports the factual  assumptions made in any
Opinion of Counsel  delivered on the Closing Date,  and any amendment or other agreement or instrument  described  herein,  in each case, in such form as the
Owner Trustee shall approve, as evidenced  conclusively by the Owner Trustee's execution  thereof.  In  addition  to the  foregoing,  the  Owner  Trustee  is obligated  to take all  actions  required  of the Trust  pursuant to the Basic
Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be  responsible to administer  the Trust  pursuant to the terms of this Trust  Agreement  and the other  Basic  Documents  to which the Trust is a party and in the  interest of the Certificateholders,  subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

                                        17

Section 4.03.     Action upon Instruction.

(a)   Subject to this  Article IV and  Section 10.13  of this Trust  Agreement
and  in   accordance   with   the   terms   of  the   Basic   Documents,   the
Certificateholders  may by written instruction direct the Owner Trustee in the management  of the  Trust.  Such  direction  may be  exercised  at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)   Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined,  or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner  Trustee or is  contrary  to the  terms  hereof or of any other  Basic  Document  or is otherwise contrary to law.

(c)   Whenever  the Owner  Trustee  is unable  to decide  between  alternative courses of action  permitted or required by the terms of this Trust  Agreement or under any other Basic  Document,  or in the event that the Owner Trustee is unsure as to the  application of any provision of this Trust  Agreement or any
other  Basic   Document  or  any  such   provision  is  ambiguous  as  to  its
application,  or is, or appears to be, in conflict  with any other  applicable
provision,   or  in  the  event  that  this  Trust   Agreement   permits   any
determination  by the Owner  Trustee or is silent or is  incomplete  as to the course of action that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner  Trustee  shall  promptly give notice (in
such  form  as  shall  be  appropriate   under  the   circumstances)   to  the
Certificateholders  (with a copy to the Enhancer) requesting instruction as to the course of action to be adopted,  and to the extent the Owner  Trustee acts in good  faith in  accordance  with any  written  instructions  received  from
Certificateholders  of  Certificates  representing a majority of the aggregate
Certificate  Percentage Interest of the Certificates,  the Owner Trustee shall not be liable on account of such  action to any Person.  If the Owner  Trustee shall not have received appropriate  instruction within 10 days of such notice
(or within such shorter  period of time as reasonably may be specified in such notice or may be  necessary  under  the  circumstances)  it may,  but shall be under no duty to, take or refrain  from  taking  such action not  inconsistent with this Trust  Agreement or the other Basic  Documents,  as it shall deem to be in the best  interests  of the  Certificateholders,  and the Owner  Trustee
shall have no liability to any Person for such action or inaction.

Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner  Trustee shall not have any duty or obligation to manage, make any payment with respect to, register,  record, sell, dispose of, or otherwise deal with the Trust Estate,  or to otherwise take or refrain from taking any action under,  or in  connection  with,  any document  contemplated hereby to which the Owner  Trustee is a party,  except as  expressly  provided
(i) in accordance with the powers granted to and the authority  conferred upon the Owner Trustee  pursuant to this Trust  Agreement,  (ii) in accordance with the Basic  Documents and (iii) in accordance  with any document or instruction delivered  to the Owner  Trustee  pursuant  to  Section 4.03;  and no  implied duties or  obligations  shall be read into this Trust  Agreement  or any other
Basic  Document  against the Owner  Trustee.  The Owner  Trustee shall have no responsibility  for filing any  financing  or  continuation  statement  in any public office at any time or to otherwise  perfect or maintain the  perfection of any  security  interest or lien  granted to it  hereunder  or to prepare or file any  filing  with the  Commission  for the Trust or to record  this Trust
Agreement or any other Basic Document.  The Owner Trustee  nevertheless agrees that it will, at its own cost and expense,  promptly take all action as may be necessary to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

                                        18

Section 4.05.     Restrictions.

(a)   The Owner  Trustee  shall not take any action  (i) that is  inconsistent with the purposes of the Trust set forth in  Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee,  would cause the Trust to be treated as an association (or a publicly-traded  partnership) taxable as a corporation or a taxable  mortgage  pool for federal  income tax purposes or at any time that any of the Notes or  Certificates  are  outstanding or any obligations are due
and   owing   to   the   Enhancer   under   the   Insurance   Agreement.   The
Certificateholders  shall not direct the Owner  Trustee  to take  action  that would violate the provisions of this Section 4.05.

(b)   The Owner  Trustee  shall  not  convey or  transfer  any of the  Trust's properties or assets,  including  those  included in the Trust Estate,  to any person  unless (i) it shall have  received an Opinion of Counsel to the effect that such  transaction  will not have any material  adverse tax consequence to the Trust or any  Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with
Respect to Certain Matters.  With respect to the following matters,  the Owner
Trustee  shall not take action  unless,  at least 30 days before the taking of such action, the Owner Trustee shall have notified the  Certificateholders and the  Enhancer  in writing of the  proposed  action  and the  Enhancer  and the
Certificateholders  of  Certificates  representing a majority of the aggregate
Certificate  Percentage  Interest of the Certificates  shall not have notified the Owner  Trustee in writing prior to the 30th day after such notice is given that such  Certificateholders  have withheld  consent or provided  alternative direction:

(a)   the  initiation  of any  Proceeding  by the  Trust  (except  Proceedings brought in connection with the collection of cash  distributions due and owing under the Mortgage  Loans) and the compromise of any Proceeding  brought by or against the Trust (except with respect to the  aforementioned  Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

(b)   the  election by the Trust to file an amendment  to the  Certificate  of
Trust  (unless  such  amendment  is required  to be filed under the  Statutory
Trust Statute);

(c)   the amendment of any of the Basic Documents in  circumstances  where the consent of any Noteholder is required;

(d)   the amendment of any of the Basic Documents in  circumstances  where the consent of any  Noteholder is not required and such  amendment  materially and adversely affects the interest of the Certificateholders;

                                        19

(e)   the   appointment   pursuant  to  the  Indenture  of  a  successor  Note
Registrar,  Paying  Agent or  Indenture  Trustee  or  pursuant  to this  Trust
Agreement of a successor  Certificate Registrar or Certificate Paying Agent or
the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture
Trustee,  Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action  by  Certificateholders  with  Respect  to  Certain
Matters.  The Owner Trustee shall not have the power,  except upon the written direction  of  Certificateholders  evidencing  not less than a majority of the aggregate  Certificate  Percentage Interest of the Certificates,  and with the consent  of the  Enhancer,  to (a)  remove the  Servicer  under the  Servicing
Agreement  pursuant  to  Section 7.01  thereof  or  (b)  except  as  expressly
provided  in  the  Basic   Documents,   sell  the  Mortgage  Loans  after  the
termination of the Indenture.

Section 4.08.     Action by  Certificateholders  with  Respect to  Bankruptcy.
The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous  prior  approval of all  Certificateholders,  and with the prior written  consent of the Enhancer, and the  delivery  to the Owner  Trustee by each such  Certificateholder  of a certificate  certifying that such  Certificateholder  reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions    on     Certificateholders'     Power.    The
Certificateholders  shall not direct  the Owner  Trustee to take or to refrain from  taking any action if such  action or  inaction  would be contrary to any obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the other Basic  Documents  or would be contrary to  Section 2.03,  nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority Control.  Except as expressly  provided herein, any action that may be taken by the Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  of  Certificates  evidencing not less than a  majority  of the  aggregate  Certificate  Percentage  Interest  of the
Certificates.  Except as expressly  provided herein, any written notice of the
Certificateholders  delivered  pursuant  to  this  Trust  Agreement  shall  be effective  if  signed  by the  Certificateholders  evidencing  not less than a majority of the aggregate Certificate  Percentage Interest of the Certificates
at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in  Other  Jurisdictions.   Notwithstanding
anything  contained herein to the contrary,  neither  [_____________]  nor the
Owner Trustee shall be required to take any action in any  jurisdiction  other than in the State of Delaware if the taking of such  action  will,  even after the  appointment  of a  co-trustee  or  separate  trustee in  accordance  with
Section 9.05  hereof,  (i) require the consent or approval or authorization or order of or the  giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority or agency of any  jurisdiction  other than the State of Delaware;  (ii) result in any fee,  tax or other  governmental  charge under the laws of the State of
Delaware   becoming   payable   by    [_____________],    or   (iii)   subject
[_____________]  to personal  jurisdiction in any jurisdiction  other than the
State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation of the transactions by [_____________]  or the Owner Trustee,  as the case may be, contemplated hereby.

Section 4.12.     Removal of  Mortgage  Loans.  Subject  to and in  accordance with Section 3.22 of the Servicing Agreement,  the Issuer may notify the Owner
Trustee of its  direction  to the Servicer to remove  Mortgage  Loans from the
Trust  Estate.  Promptly  following  receipt  of any such  request,  the Owner
Trustee shall deliver to the Servicer the written notice and request  required to be delivered  to the Servicer  pursuant to  Section 3.22  of the  Servicing
Agreement.  Any  Mortgage  Loans  removed  from the Trust  Estate  pursuant to
Section 3.22  of the Servicing  Agreement shall be property of the Issuer and, upon  the  written  request  of the  Certificateholders  holding  100%  of the
Certificate  Percentage  Interests  of the  Certificates,  be  released to the
Certificateholders   as  a  dividend  and  in  accordance   with  the  written
instructions of such Certificateholders.

                                        20

                                  ARTICLE V

                          Application of Trust Funds

Section 5.01.     Distributions.

(a)   On each  Payment  Date and on any date on which the Trust is  terminated pursuant to  Section 8.01,  the Certificate  Paying Agent shall  distribute to the  Certificateholders  all funds on deposit in the Distribution  Account and
available  therefor  as  provided  in  Section 3.05  of  the  Indenture.   All
distributions  made  pursuant to this  Section to  any  Certificates  shall be distributed  to the  Certificateholders  pro  rata  based  on  the  respective
Percentage Interests thereof.

(b)   In the event that any  withholding  tax is imposed on the  distributions
(or allocations of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder  in accordance with this  Section 5.01.  The  Certificate  Paying Agent is hereby  authorized  and
directed  to  retain  or  cause  to  be  retained   from   amounts   otherwise
distributable  to the  Certificateholders  sufficient funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent  the  Owner  Trustee  from  contesting  any  such  tax in  appropriate
Proceedings,  and  withholding  payment  of such  tax,  if  permitted  by law, pending the outcome of such  Proceedings).  The amount of any  withholding tax imposed  with  respect  to  a  Certificateholder  shall  be  treated  as  cash distributed  to  such  Certificateholder  at the  time it is  withheld  by the
Certificate  Paying Agent and remitted to the  appropriate  taxing  authority.
If there is a possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the
Certificate  Paying Agent may in its sole discretion  withhold such amounts in accordance with this paragraph (b).

(c)   Distributions  to  Certificateholders   shall  be  subordinated  to  the
creditors of the Trust, including the Noteholders.

Section 5.02.     Method   of    Payment.    Subject    to    Section 8.01(c),
distributions  required to be made to  Certificateholders  on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder of record on the  preceding  Record  Date by wire  transfer,  in  immediately  available funds,  to the  account of each  Certificateholder  at a bank or other  entity having appropriate facilities therefor, if such  Certificateholder  shall have provided to the  Certificate  Registrar  appropriate  written  instructions at least five Business Days prior to such Payment Date.

Section 5.03.     Signature on Returns.  The Servicer  shall sign on behalf of the Trust the tax returns, if any, of the Trust.

                                        21

Section 5.04.     Statements  to  Certificateholders.  On each  Payment  Date, the  Certificate  Paying Agent shall make available to each  Certificateholder the Servicing  Certificate  provided to the Owner Trustee and the  Certificate
Paying  Agent  by the  Servicer  pursuant  to  Section 4.01  of the  Servicing
Agreement with respect to such Payment Date.

Section 5.05.     Tax Reporting.  The  Certificateholders  by their acceptance of a  Certificate,  agree to  appoint  the  Servicer  as their  agent  and the
Servicer, as agent for such holders under the Servicing Agreement,  has agreed to perform all duties  necessary  to comply with  federal and state income tax laws.

      Any Certificateholder  that holds 100% of the Certificates agrees by its purchase of 100% of the  Certificates  to treat the Trust  Estate as an entity wholly  owned by such  Certificateholder  for  purposes  of federal  and state income tax,  franchise  tax and any other tax  measured in whole or in part by income,  with the assets of the entity being the assets held by the Trust, and the Notes being debt of the Trust.

                                 ARTICLE VI

                         Concerning the Owner Trustee

Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee  accepts the trusts  hereby  created  and agrees to perform its duties  hereunder  with respect to such trusts,  but only upon the terms of this Trust Agreement.  The
Owner  Trustee and the  Certificate  Paying  Agent also agree to disburse  all moneys actually  received by it constituting part of the Trust Estate upon the terms of this Trust  Agreement and the other Basic  Documents to which each is a party.  The Owner Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document under any  circumstances,  except (i) for its own willful  misconduct,  negligence  or bad faith or negligent  failure to act or
(ii) in  the  case  of  the  inaccuracy  of  any  representation  or  warranty
contained  in   Section 6.03   expressly  made  by  the  Owner   Trustee.   In
particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

(a)   no provision of this Trust  Agreement or any other Basic  Document shall require  the Owner  Trustee  to expend or risk  funds or  otherwise  incur any financial liability in the performance of any of its rights,  duties or powers hereunder or under any other Basic  Document if the Owner  Trustee  shall have reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity  against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

(b)   under  no   circumstances   shall  the  Owner   Trustee  be  liable  for
indebtedness  evidenced  by or  arising  under  any  of the  Basic  Documents, including the principal of and interest on the Notes;

(c)   the Owner  Trustee  shall not be  responsible  for or in  respect of the validity  or  sufficiency  of this Trust  Agreement  or for the due  execution hereof by the Depositor  for the form,  character,  genuineness,  sufficiency, value or  validity  of any of the Trust  Estate,  or for or in  respect of the validity or sufficiency of the Basic Documents,  the Notes, the  Certificates,
other than the certificate of authentication on the Certificates,  if executed by the Owner  Trustee and the Owner  Trustee shall in no event assume or incur
any   liability,   duty,   or   obligation   to  any   Noteholder  or  to  any
Certificateholder,  other  than as  expressly  provided  for  herein or in the other Basic Documents;

                                        22

(d)   the execution,  delivery,  authentication  and  performance by the Owner
Trustee of this Trust  Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any governmental  authority or agency;

(e)   the Owner  Trustee  shall not be liable for the default or misconduct of the Depositor,  Indenture  Trustee,  the Certificate  Paying Agent, the Paying
Agent or the Servicer  under any of the Basic  Documents or otherwise  and the
Owner   Trustee   shall  have  no  obligation  or  liability  to  perform  the obligations of the Certificate  Paying Agent,  the Paying Agent, the Depositor
or the Trust under this Trust  Agreement or the other Basic Documents that are required to be  performed by the  Indenture  Trustee or the Paying Agent under the Indenture or the Seller under the Purchase Agreement; and

(f)   the Owner  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust Agreement or otherwise or in relation to this Trust  Agreement or any other Basic Document, at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have  offered  to  the  Owner  Trustee  security  or indemnity  satisfactory to it against the costs, expenses and liabilities that may be incurred  by the Owner  Trustee  therein or  thereby.  The right of the
Owner  Trustee to  perform  any  discretionary  act  enumerated  in this Trust
Agreement  or in any other Basic  Document  shall not be  construed as a duty, and the Owner Trustee shall not be answerable  for other than its  negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing  of  Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports,  notices,  requests,  demands, certificates,  financial statements and any other instruments furnished to the
Trust under the Basic Documents other than the Yield Maintenance Agreement.

Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby
represents   and   warrants  to  the   Depositor,   for  the  benefit  of  the
Certificateholders, that:

(a)   It is a banking  corporation duly organized and validly existing in good standing  under  the  laws of the  State  of  Delaware.  It has all  requisite corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

(b)   It has taken all corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust Agreement will be executed  and  delivered  by one of its  officers  who is duly  authorized  to execute and deliver this Trust Agreement on its behalf;

(c)   Neither the  execution  nor the delivery by it of this Trust  Agreement, nor  the  consummation  by it of  the  transactions  contemplated  hereby  nor compliance  by it with any of the terms or provisions  hereof will  contravene any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner  Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

                                        23

(d)   This  Trust  Agreement,   assuming  due  authorization,   execution  and
delivery by the Owner Trustee and the  Depositor,  constitutes a valid,  legal and  binding  obligation  of the  Owner  Trustee,  enforceable  against  it in
accordance   with  the  terms  hereof   subject  to   applicable   bankruptcy,
insolvency,   reorganization,   moratorium   and  other  laws   affecting  the
enforcement  of  creditors'  rights  generally  and to general  principles  of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

(e)   The Owner  Trustee is not in default with respect to any order or decree of any  court or any  order,  regulation  or  demand  of any  federal,  state, municipal or governmental  agency,  which default might have consequences that would  materially and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have  consequences that would materially adversely affect its performance hereunder; and

(f)   No  litigation  is  pending  or,  to the  best  of the  Owner  Trustee's knowledge,  threatened  against the Owner  Trustee  which would  prohibit  its entering into this Trust  Agreement or performing its  obligations  under this
Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.

(a)   The Owner  Trustee shall incur no liability to anyone in acting upon any
signature,   instrument,   notice,   resolution,   request,   consent,  order,
certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and  believed by it to be signed by the proper party or parties.
The Owner Trustee may accept a certified  copy of a resolution of the board of directors  or  other  governing  body of any  corporate  party  as  conclusive evidence that such  resolution has been duly adopted by such body and that the same is in full  force  and  effect.  As to any fact or matter  the  method of determination  of which  is not  specifically  prescribed  herein,  the  Owner
Trustee  may for all  purposes  hereof  rely on a  certificate,  signed by the president  or any vice  president  or by the  treasurer  or  other  authorized officers  of  the  relevant  party,  as  to  such  fact  or  matter  and  such certificate  shall  constitute  full  protection  to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)   In the  exercise or  administration  of the Trust  hereunder  and in the performance of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner  Trustee  shall not be liable for the conduct or  misconduct of such agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney) if such  persons  have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with  counsel,  accountants  and other skilled  persons to be selected with  reasonable care and employed by it at the  expense  of the  Trust.  The Owner  Trustee  shall  not be liable  for anything done,  suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as  provided in this Article VI, in accepting the trusts hereby created  [_____________]  acts solely as Owner Trustee hereunder and not in its individual capacity,  and all
Persons  having  any  claim  against  the  Owner  Trustee  by  reason  of  the transactions  contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

                                        24

Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related
Documents.  The recitals contained herein and in the Certificates  (other than the  signatures  of the Owner Trustee on the  Certificates)  shall be taken as
the   statements  of  the  Depositor,   and  the  Owner  Trustee   assumes  no
responsibility  for the  correctness  thereof.  The  Owner  Trustee  makes  no representations as to the validity or sufficiency of this Trust Agreement,  of any other Basic Document or of the Certificates  (other than the signatures of the  Owner  Trustee  on the  Certificates)  or the  Notes,  or of any  Related
Documents.  The  Owner  Trustee  shall at no time have any  responsibility  or liability  with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be  distributed to  Certificateholders  under this
Trust  Agreement  or the  Noteholders  under  the  Indenture,  including,  the compliance by the Depositor or the Seller with any warranty or  representation made under any Basic  Document or in any related  document or the  accuracy of any such warranty or  representation,  or any action of the Certificate Paying
Agent, the Certificate  Registrar,  the Paying Agent or the Indenture  Trustee
taken in the name of the Owner Trustee.

Section 6.07.     Owner  Trustee  May Own  Certificates  and Notes.  The Owner
Trustee  in its  individual  or any other  capacity  may  become  the owner or pledgee of Certificates or Notes and may deal with the Depositor,  the Seller, the Certificate Paying Agent, the Certificate Registrar,  the Paying Agent and
the Indenture  Trustee in  transactions  with the same rights as it would have if it were not Owner Trustee.

                                        25

                                 ARTICLE VII
                        Compensation of Owner Trustee

Section 7.01.     Owner  Trustee's Fees and Expenses.  The Owner Trustee shall receive as  compensation  for its  services  hereunder  such fees as have been separately  agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement,  and the Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the other Basic Documents,  including the  reasonable  compensation,  expenses  and  disbursements  of such  agents, representatives,  experts  and  counsel as the Owner  Trustee  may  reasonably employ in connection  with the exercise and  performance of its rights and its duties  hereunder and under the other Basic  Documents  which shall be payable by the Servicer pursuant to Section 3.11 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Certificateholders of the majority of the Percentage  Interest of the Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its  successors,  assigns,  agents and servants
(collectively,  the  "Indemnified  Parties")  from  and  against,  any and all liabilities,  obligations,  losses, damages, taxes, claims, actions and suits, and  any and all  reasonable  costs,  expenses  and  disbursements  (including reasonable  legal  fees  and  expenses)  of any  kind  and  nature  whatsoever
(collectively,  "Expenses")  which may at any time be imposed on, incurred by, or asserted  against  the Owner  Trustee or any  Indemnified  Party in any way
relating  to  or  arising  out  of  this  Trust  Agreement,  the  other  Basic
Documents,  the Trust Estate,  the  administration  of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, however, that:

(a)   such Certificateholder  shall not be liable for or required to indemnify an Indemnified  Party from and against  Expenses arising or resulting from the
Owner Trustee's willful misconduct,  negligence or bad faith or as a result of any  inaccuracy  of a  representation  or warranty  contained in  Section 6.03 expressly made by the Owner Trustee;

(b)   with respect to any such claim,  the Indemnified  Party shall have given such  Certificateholder  written notice thereof promptly after the Indemnified
Party shall have actual knowledge thereof;

(c)   while maintaining control over its own defense,  such  Certificateholder shall consult with the Indemnified Party in preparing such defense; and

(d)   notwithstanding  anything in this Trust Agreement to the contrary,  such
Certificateholder  shall  not be  liable  for  settlement  of any  claim by an
Indemnified   Party   entered   into   without  the  prior   consent  of  such
Certificateholder, which consent shall not be unreasonably withheld.

      The indemnities  contained in this Section shall survive the resignation or  termination  of  the  Owner  Trustee  or the  termination  of  this  Trust
Agreement.  In the event of any Proceeding  for which  indemnity may be sought pursuant to this  Section 7.02,  the Owner Trustee's  choice of legal counsel, if other than the legal  counsel  retained by the Owner  Trustee in connection with the execution and delivery of this Trust  Agreement,  shall be subject to the  approval  of the  Certificateholder  of the  majority  of the  Percentage
Interest  of the  Certificates,  which  approval  shall  not  be  unreasonably withheld.  In addition,  upon written notice to the Owner Trustee and with the consent  of the  Owner  Trustee,  which  consent  shall  not  be  unreasonably withheld,  the Certificateholder of the majority of the Percentage Interest of the Certificates  shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                        26

                                 ARTICLE VIII

                        Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement.

(a)   This Trust Agreement  (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the  Indenture  and this Trust  Agreement.  The  bankruptcy, liquidation,  dissolution,  death or incapacity of any Certificateholder shall not (i) operate to terminate this Trust  Agreement or the Trust,  (ii) entitle
such   Certificateholder's   legal   representatives  or  heirs  to  claim  an
accounting  or to take any  Proceeding in any court for a partition or winding up of all or any part of the  Trust or the  Trust  Estate  or  (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)   Except as provided in  Section 8.01(a),  neither the  Depositor  nor any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)   Notice of any  termination of the Trust,  specifying the Payment Date on
which   Certificateholders   shall   surrender   their   Certificates  to  the
Certificate  Paying  Agent for payment of the final  distribution  thereon and cancellation  thereof,  shall  be  given by the  Certificate  Paying  Agent by letter to the  Certificateholders and the Enhancer mailed within five Business
Days of receipt of notice of such termination from the Owner Trustee,  stating
(i) the  Payment  Date upon or with  respect  to which  final  payment  of the
Certificates   shall  be  made  upon   presentation   and   surrender  of  the
Certificates   at  the  office  of  the   Certificate   Paying  Agent  therein
designated,  (ii) the  amount of any such  final  payment  and (iii)  that the
Record Date  otherwise  applicable  to such  Payment  Date is not  applicable, payments being made only upon  presentation  and surrender of the Certificates at  the  office  of  the  Certificate  Paying  Agent  therein  specified.  The
Certificate  Paying Agent shall give such notice to the Owner  Trustee and the
Certificate    Registrar    at   the   time   such    notice   is   given   to
Certificateholders.  Upon presentation and surrender of the Certificates,  the
Certificate  Paying Agent shall cause to be distributed to  Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

      In  the  event  that  all  of  the  Certificateholders  shall  not  have surrendered  their  Certificates for cancellation  within six months after the date specified in the above mentioned written notice,  the Certificate  Paying
Agent shall give a second written  notice to the remaining  Certificateholders to  surrender  their  Certificates  for  cancellation  and  receive  the final distribution  with respect  thereto.  Subject to applicable  laws with respect to escheat of funds,  if within one year  following  the Payment Date on which final  payment  of  the  Certificates  was  to  have  been  made  pursuant  to
Section 5.01,  all the  Certificates  shall  not  have  been  surrendered  for cancellation,  the Certificate Paying Agent may take appropriate steps, or may appoint  an  agent  to  take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning  surrender of their Certificates,  and the cost thereof  shall be paid out of the funds and other  assets  that  shall  remain subject to this  Trust  Agreement.  Any funds  remaining  in the  Distribution
Account  after  exhaustion  of  such  remedies  shall  be  distributed  by the
Certificate  Paying  Agent to the  Certificateholder  of the  majority  of the
Percentage  Interest of the  Certificates  with  respect to which such amounts are due.

                                        27

(d)   Upon the winding up of the Trust and its termination,  the Owner Trustee shall cause the  Certificate  of Trust to be cancelled by filing a certificate of cancellation  with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                 ARTICLE IX

            Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility   Requirements  for  Owner  Trustee.  The  Owner
Trustee  shall at all times be a  corporation  satisfying  the  provisions  of
Section 3807(a)  of  the  Statutory  Trust  Statute;  authorized  to  exercise corporate  trust  powers;  having a combined  capital  and surplus of at least
$50,000,000  and subject to  supervision  or  examination  by federal or state authorities;  and  having  (or  having  a  parent  that  has)  long-term  debt obligations  with a rating  of at least A by  Moody's,  Standard  & Poor's  or
Fitch,  if rated by  Fitch.  If such  corporation  shall  publish  reports  of condition  at least  annually  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this
Section,  the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of this  Section 9.01,  the
Owner  Trustee  shall  resign  immediately  in the  manner and with the effect specified in Section 9.02.

Section 9.02.     Replacement of Owner  Trustee.  The Owner Trustee may at any
time  resign and be  discharged  from the trusts  hereby  created by giving 30 days' prior written  notice  thereof to the Enhancer,  the Indenture  Trustee,
the  Paying  Agent  and  the   Depositor.   Upon   receiving  such  notice  of
resignation,  the Indenture  Trustee shall promptly  appoint a successor Owner
Trustee  with  the  consent  of  the  Enhancer,  which  consent  shall  not be unreasonably withheld, by written instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner  Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of  resignation,  the  resigning  Owner  Trustee may  petition any court of  competent  jurisdiction  for the  appointment  of a successor  Owner
Trustee.

      If at  any  time  the  Owner  Trustee  shall  cease  to be  eligible  in accordance with the provisions of Section 9.01  and shall fail to resign after written request therefor by the Indenture  Trustee (and the Indenture  Trustee
shall make such request upon (i) the written  direction  of the  Enhancer,  so long as the Enhancer is not in default  under the Policy,  or (ii) the written direction  of holders of Notes  representing  not less than a majority  of the
Note Balance of the Notes if the Enhancer is in default under the Policy),  or if at any time the Owner Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or insolvent,  or a receiver of the Owner Trustee or of its property  shall be  appointed,  or any public  officer  shall  take  charge or control of the Owner  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the Indenture Trustee may, and, at the direction of the Enhancer,  shall,  remove the Owner  Trustee.  If the  Indenture  Trustee  shall remove the Owner Trustee under the authority of the  immediately  preceding  sentence,  the Indenture  Trustee shall  promptly appoint a successor  Owner  Trustee  reasonably  acceptable to the Enhancer by written  instrument,  in  duplicate,  one  copy of which  instrument  shall be delivered  to the  outgoing  Owner  Trustee  so  removed  and one  copy to the successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner
Trustee.  If the  Indenture  Trustee  is unable to appoint a  successor  Owner
Trustee  within 60 days after any such  direction,  the Indenture  Trustee may petition  any  court  of  competent  jurisdiction  for  the  appointment  of a successor Owner Trustee.

                                        28

      Any  resignation  or removal of the Owner Trustee and  appointment  of a
successor   Owner  Trustee   pursuant  to  any  of  the   provisions  of  this
Section shall  not become  effective  until  acceptance of  appointment by the successor Owner Trustee  pursuant to Section 9.03  and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor   Owner  Trustee.   Any  successor  Owner  Trustee
appointed pursuant to Section 9.02  shall execute,  acknowledge and deliver to the Indenture  Trustee,  the Paying Agent and to its predecessor Owner Trustee an instrument  accepting  such  appointment  under this Trust  Agreement,  and thereupon the  resignation or removal of the  predecessor  Owner Trustee shall become effective,  and such successor Owner Trustee,  without any further act, deed or  conveyance,  shall become  fully vested with all the rights,  powers, duties and obligations of its  predecessor  under this Trust  Agreement,  with like effect as if originally  named as Owner Trustee.  The  predecessor  Owner
Trustee  shall upon payment of its fees and expenses  deliver to the successor
Owner Trustee all documents  and  statements  and monies held by it under this
Trust Agreement;  and the predecessor  Owner Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept  appointment as provided in this
Section 9.03  unless  at the  time of such  acceptance  such  successor  Owner
Trustee shall be eligible pursuant to Section 9.01.

      Upon acceptance of appointment by a successor Owner Trustee  pursuant to this  Section 9.03,  the  Paying  Agent  shall  mail  notice  thereof  to  all
Certificateholders,   the  Indenture  Trustee,  the  Noteholders,  the  Rating
Agencies  and the  Enhancer.  If the  Paying  Agent  shall  fail to mail  such notice within 10 days after  acceptance of such  appointment  by the successor
Owner  Trustee,  the  successor  Owner  Trustee  shall cause such notice to be mailed at the expense of the Paying Agent.

Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner  Trustee  may be merged or  converted  or with which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to which  the Owner  Trustee  shall be a party,  or any  Person succeeding to all or substantially  all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder,  without the  execution or filing of any  instrument  or any further act on the part of any of the parties hereto,  anything  herein to the contrary  notwithstanding;
provided,   however,   that  such  Person   shall  be  eligible   pursuant  to
Section 9.01;  provided,  further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment    of    Co-Trustee    or   Separate    Trustee.
Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the  purpose of meeting  any legal  requirements  of any  jurisdiction  in which  any part of the  Trust  Estate  may at the time be  located,  the Owner
Trustee shall have the power and shall execute and deliver all  instruments to appoint  one or more  Persons  to act as  co-trustee,  jointly  with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust
Estate, and to vest in such Person, in such capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions  of this  Section, such powers, duties,  obligations,  rights and trusts as the Owner Trustee may consider  necessary or  desirable.  No  co-trustee  or separate  trustee under this Trust  Agreement  shall be required to meet the terms of eligibility as a successor  Owner  Trustee  pursuant  to  Section 9.01  and  no  notice  of the appointment of any co-trustee or separate  trustee shall be required  pursuant to Section 9.03.

                                        29

      Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)   All rights,  powers,  duties and  obligations  conferred or imposed upon the Owner  Trustee  shall be conferred  upon and exercised or performed by the
Owner  Trustee  and such  separate  trustee or  co-trustee  jointly  (it being understood  that such separate  trustee or co-trustee is not authorized to act separately  without  the Owner  Trustee  joining in such  act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts  are  to  be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Estate or any  portion  thereof  in  any  such  jurisdiction)  shall  be  exercised  and performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

(b)   No trustee  under this Trust  Agreement  shall be  personally  liable by reason  of  any  act or  omission  of  any  other  trustee  under  this  Trust
Agreement; and

(c)   The Owner  Trustee may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

      Any notice,  request or other  writing  given to the Owner Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer to this Trust
Agreement and the  conditions  of this Article IX. Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly  with the Owner  Trustee or  separately,  as may be provided  therein, subject to all the provisions of this Trust Agreement,  specifically including every provision of this Trust Agreement  relating to the conduct of, affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such instrument shall be filed with the Owner Trustee.

      Any  separate  trustee or  co-trustee  may at any time appoint the Owner
Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates, properties,  rights, remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor co-trustee or separate trustee.

                                        30

                                  ARTICLE X
                                Miscellaneous

Section 10.01.    Amendments.

(a)   This Trust  Agreement  may be amended  from time to time by the  parties hereto as specified in this  Section 10.01,  provided that any such amendment, except as provided in paragraph (e) below,  shall be accompanied by an Opinion of Counsel  addressed to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of this Section.

(b)   If the  purpose  of any  such  amendment  (as  detailed  therein)  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e., to give effect to the intent of the  parties),  it shall not be  necessary to obtain the consent of any  Certificateholders,  but the Owner Trustee shall be furnished with (i)
a letter  from each  Rating  Agency  that the  amendment  will not result in a
Rating Event,  determined  without regard to the Policy and (ii) an Opinion of
Counsel  to the  effect  that such  action  will not  adversely  affect in any material  respect the interests of any  Certificateholder,  and the consent of the Enhancer shall be obtained.

(c)   If the  purpose of the  amendment  is to prevent the  imposition  of any federal or state  taxes at any time that any  Security is  outstanding  (i.e., technical  in nature),  it shall not be necessary to obtain the consent of any
Certificateholder,  but the Owner Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or  helpful  to  prevent  the
imposition   of   such   taxes   and  is  not   materially   adverse   to  any
Certificateholder and the consent of the Enhancer shall be obtained.

(d)   If the purpose of the  amendment  is to add or  eliminate  or change any provision of the Trust  Agreement  other than as  contemplated  in (b) and (c)
above,  the  amendment  shall  require (i) the consent of the  Enhancer and an
Opinion of Counsel to the effect that such action  will not  adversely  affect
in  any  material   respect  the  interests  of  any   Certificateholder   and
(ii) either  (A) a letter from each Rating Agency that such amendment will not cause a Rating Event,  if determined  without  regard to the Policy or (B) the
consent  of   Certificateholders   evidencing  a  majority  of  the  aggregate
Certificate Percentage Interest and the Indenture Trustee; provided,  however, that no such amendment  shall reduce in any manner the amount of, or delay the timing of,  payments  received  that are  required  to be  distributed  on any
Certificate  without the consent of each  Certificateholder  affected  thereby and the Enhancer,  or reduce the  aforesaid  percentage  of  Certificates  the
Certificateholders  of which are  required  to consent to any such  amendment, without the consent of the  Certificateholders  of all such  Certificates then outstanding;  provided, further, that no Certificate registered in the name of the Seller or an  Affiliate of the Seller  shall be  considered a  Certificate for purposes of such consent.

(e)   No amendment of this Trust  Agreement may provide for the holding of any of the Certificates in book-entry form.

(f)   If the purpose of any such  amendment  is to provide for the issuance of additional  Certificates  representing  an interest in the Trust, it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner
Trustee  shall be furnished  with (i) an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the interests of any  Certificateholders  and (ii) a letter from each  Rating  Agency to the effect  that such  amendment  will not  cause a Rating  Event,  if  determined without  regard  to the  Policy,  and the  consent  of the  Enhancer  shall be obtained.

                                        31

(g)   Promptly  after the  execution  of any such  amendment  or consent,  the
Owner  Trustee  shall furnish  written  notification  of the substance of such amendment or consent to each  Certificateholder,  the Indenture  Trustee,  the
Paying Agent,  the Enhancer and each of the Rating  Agencies.  It shall not be necessary  for the  consent of  Certificateholders  or the  Indenture  Trustee pursuant to this  Section 10.01 to approve the particular form of any proposed amendment  or  consent,  but it  shall be  sufficient  if such  consent  shall approve the  substance  thereof.  The manner of obtaining  such  consents (and any other consents of Certificateholders  provided for in this Trust Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)   In  connection  with the  execution of any amendment to any agreement to which  the  Trust is a party,  other  than  this  Trust  Agreement,  the Owner
Trustee shall be entitled to receive and conclusively  rely upon an Opinion of
Counsel to the effect that such  amendment is  authorized  or permitted by the documents  subject to such amendment and that all conditions  precedent in the
Basic  Documents for the  execution  and delivery  thereof by the Trust or the
Owner Trustee, as the case may be, have been satisfied.

(i)   The Owner  Trustee  may,  but shall not be  obligated  to,  execute  any amendment which adversely affects its rights, duties or immunities hereunder.

      Promptly  after the  execution of any  amendment to the  Certificate  of
Trust,  the Owner  Trustee shall cause the filing of such  amendment  with the
Secretary of State.

Section 10.02.    No  Legal  Title  to Trust  Estate.  The  Certificateholders
shall  not  have  legal   title  to  any  part  of  the  Trust   Estate.   The
Certificateholders  shall be entitled to receive distributions with respect to their undivided  beneficial  interest therein only in accordance with Articles
V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any right, title  or  interest  of  the  Certificateholders  to and  in  their  ownership interest in the Trust Estate shall operate to terminate  this Trust  Agreement or the trusts  hereunder or entitle any  transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.03.    Limitations  on Rights of Others.  Except for  Section 2.07,
the  provisions  of this Trust  Agreement  are  solely for the  benefit of the
Owner Trustee,  the Depositor,  the  Certificateholders,  the Enhancer and, to
the extent expressly  provided herein, the Paying Agent, the Indenture Trustee and  the  Noteholders,  and  nothing  in  this  Trust  Agreement  (other  than
Section 2.07),  whether express or implied,  shall be construed to give to any other  Person  any  legal or  equitable  right,  remedy  or claim in the Trust
Estate  or under or in  respect  of this  Trust  Agreement  or any  covenants, conditions or provisions contained herein.

                                        32

Section 10.04.    Notices.

(a)   Unless otherwise  expressly  specified or permitted by the terms hereof, all notices  shall be in writing and shall be deemed  given upon  receipt:  if to the Owner  Trustee,  addressed to its  Corporate  Trust  Office;  if to the
Paying Agent,  addressed to its Corporate Trust Office;  if to the Certificate
Paying Agent,  addressed to its Corporate  Trust Office;  if to the Depositor,
addressed to Wachovia Mortgage Loan Trust, LLC, [address],  Attention: ______,
Telecopier:  (___)  ___-____;  if to the  Enhancer,  addressed  to  [address],
Attention:  ______,  Telecopier:  (___) ___-____;  if to the Rating  Agencies,
addressed to Moody's  Investors  Service,  Inc., 99 Church Street,  4th Floor,
New York, New York 10001 and Standard & Poor's,  a division of The McGraw-Hill
Companies,  Inc.,  55 Water  Street,  New  York,  New York  10004,  Attention:
Structured  Finance Department - MBS; or, as to each of the foregoing Persons, at such  other  address  as shall be  designated  by such  Person in a written notice to each of the other foregoing Persons.

(b)   Any notice  required  or  permitted  to be given to a  Certificateholder shall be given by first-class  mail,  postage prepaid,  at the address of such
Certificateholder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed  in this Trust  Agreement  to a  Certificateholder shall be  conclusively  presumed to have been duly given,  whether or not such
Certificateholder receives such notice.

(c)   A copy of any notice  delivered to the Owner  Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05.    Severability.  Any  provision of this Trust  Agreement  that is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to  such
jurisdiction,   be   ineffective   to  the  extent  of  such   prohibition  or
unenforceability  without  invalidating the remaining  provisions  hereof, and any  such  prohibition  or  unenforceability  in any  jurisdiction  shall  not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06.    Separate   Counterparts.   This  Trust   Agreement   may  be
executed by the parties  hereto in any number of  counterparts,  each of which
when  so  executed  and  delivered   shall  be  an  original,   but  all  such
counterparts shall together constitute but one and the same instrument.

Section 10.07.    Successors  and Assigns.  All  representations,  warranties, covenants and agreements  contained herein shall be binding upon, and inure to the benefit of, each of the  Enhancer,  the  Depositor,  the Owner Trustee and
its  successors  and each  Certificateholder  and its successors and permitted assigns,  all as herein provided.  Any request,  notice,  direction,  consent, waiver or other  instrument  or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 10.08.    No  Petition.  The  Owner  Trustee,  by  entering  into this
Trust  Agreement,  and each  Certificateholder,  by  accepting a  Certificate, hereby  covenants  and agrees that it will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any  bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any obligations to the
Certificates,  the  Notes,  this  Trust  Agreement  or any of the other  Basic
Documents.

                                        33

Section 10.09.    No  Recourse.   Each   Certificateholder,   by  accepting  a
Certificate,    acknowledges   that   such   Certificateholder's   Certificate
represents a beneficial  interest in the Trust only and does not  represent an interest in or obligation of the  Depositor,  the Seller,  the Owner  Trustee,
the Indenture Trustee,  the Paying Agent or any Affiliate thereof, and that no recourse  may be had against such  Persons or their  assets,  except as may be expressly set forth or contemplated in the Certificates,  this Trust Agreement or the other Basic Documents.

Section 10.10.    Headings.   The   headings  of  the  various   Articles  and
Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.    GOVERNING  LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.    Integration.  This Trust  Agreement  constitutes  the entire agreement  among the parties  hereto  pertaining to the subject  matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13.    Rights    of    Enhancer    to    Exercise    Rights   of
Certificateholders.  By  accepting  its  Certificate,  each  Certificateholder agrees that unless a Enhancer  Default  exists,  the  Enhancer  shall have the right to  exercise  all  rights of the  Certificateholders  under  this  Trust
Agreement  without any further consent of the  Certificateholders.  Nothing in this  Section,  however,  shall  alter or  modify  in any way,  the  fiduciary obligations  of the Owner Trustee to the  Certificateholders  pursuant to this
Trust  Agreement,  or create any fiduciary  obligation of the Owner Trustee to the  Enhancer.  The Enhancer  shall be an express third party  beneficiary  of this Trust Agreement.

                                        34

                                  ARTICLE XI
                        Compliance with Regulation AB

Section 11.01.    Intent of the Parties;  Reasonableness.  The  Depositor  and
the Owner  Trustee  acknowledge  and agree that the purpose of this Article II
is  to  facilitate   compliance  by  the  Depositor  with  the  provisions  of
Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall not exercise its right to request  delivery of information or other  performance  under these  provisions  other than in good faith,  or for purposes other than  compliance  with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the
Exchange  Act. The Owner  Trustee  acknowledges  that  interpretations  of the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel,  or otherwise,  and agrees to comply with reasonable requests made by
the  Depositor  in  good  faith  for  delivery  of  information   under  these
provisions  on the basis of evolving  interpretations  of  Regulation  AB. The
Owner Trustee  shall  cooperate in good faith with any  reasonable  request by the  Depositor for  information  regarding the Owner Trustee that is necessary or required, in the reasonable,  good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

Section 11.02.    Additional  Representations  and  Warranties  of the  Owner
Trustee.

      (a)   The Owner  Trustee shall be deemed to represent and warrant to the
Depositor  as of the date  hereof  and on each  date on which  information  is provided  to the  Depositor  under  Sections 11.01,  11.02(b)  or 11.03  that, except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not received notice that any default,  early amortization
or  other   performance   triggering  event  has  occurred  as  to  any  other
Securitization  Transaction  due to any  default  of the Owner  Trustee;  (ii)
there are no aspects  of its  financial  condition  that could have a material adverse effect on the performance by it of its trustee  obligations  under the
Trust Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii)  there  are no  material  legal  or  governmental  proceedings pending  (or known to be  contemplated)  against it that would be  material to
Noteholders;  (iv) there are no relationships or transactions (as described in
Item 1119(b) of  Regulation  AB) relating to the Owner Trustee with respect to the Depositor or any sponsor, issuing entity, servicer,  trustee,  originator, significant  obligor,  enhancement  or  support  provider  or  other  material transaction  party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by the Trust  Agreement,  as identified  by the Depositor to the Owner Trustee in writing as of the Closing
Date (each,  a  "Transaction  Party") that are outside the ordinary  course of business  or on  terms  other  than  would  be  obtained  in an  arm's  length transaction  with an  unrelated  third  party,  apart from the  Securitization
Transaction,  and that are  material to the  investors'  understanding  of the
Certificates;  and (v) the Owner Trustee is not an affiliate (as  contemplated by Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The Depositor
shall notify the Owner  Trustee of any change in the identity of a Transaction
Party  after  the  Closing  Date at least  five  (5)  Business  Days  prior to
[January 31] of each calendar year.

      (b)   If so  requested  by the  Depositor  on  any  date  following  the
Closing Date,  the Owner Trustee  shall,  within five Business Days  following such  request,  confirm in writing  the  accuracy of the  representations  and warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide the pertinent facts, in writing, to the Depositor.  Any such  request  from the  Depositor  shall  not be given  more  than  once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for questioning the accuracy of any of the representations and warranties.

                                        35

Section 11.03.    Information to Be Provided by the Owner Trustee.

      (a)   For so long as the  Notes  are  outstanding,  for the  purpose  of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect  to any  class of  Notes,  the  Owner  Trustee  shall  provide  to the
Depositor  a  written  description  of (i) the  commencement  of,  a  material development  in or,  if  applicable,  the  termination  of,  any and all legal proceedings  against the Owner Trustee or any and all proceedings of which any property  of the Owner  Trustee  is the  subject,  that would be  material  to
Noteholders;  and (ii)  any  such  proceedings  known  to be  contemplated  by governmental  authorities  that would be  material to  Noteholders.  the Owner
Trustee  shall  also  notify  the  Depositor,   in  writing,  as  promptly  as
practicable  following notice to or discovery by a Responsible  Officer of the
Owner  Trustee  of  any  material  changes  to  proceedings  described  in the preceding  sentence.  In  addition,  the Owner  Trustee  will  furnish  to the
Depositor,  in writing,  the necessary  disclosure regarding the Owner Trustee describing  such  proceedings  required  to be  disclosed  under  Item 1117 of
Regulation  AB,  for  inclusion  in  reports  filed  by or on  behalf  of  the
Depositor  pursuant to the Exchange  Act. The  Depositor  will allow the Owner
Trustee to review any disclosure  relating to material  litigation against the
Owner  Trustee  prior to filing such  disclosure  with the  Commission  to the extent the Depositor  changes the  information  provided by the Owner Trustee.
Any  descriptions  required  with  respect  to legal  proceedings,  as well as updates to  previously  provided  descriptions,  under this  Section  11.03(a)
shall be given no later than five  Business  Days  prior to the  Determination
Date following the month in which the relevant event occurs.

      (b)   For so long as the  Notes  are  outstanding,  for the  purpose  of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner Trustee shall, no later than January
31 of each  calendar  year,  (i)  provide to the  Depositor  such  information regarding the Owner Trustee as is required for the purpose of compliance  with
Item 1119 of Regulation AB; provided,  however, the Owner Trustee shall not be required  to  provide  such  information  in the event  that there has been no change to the  information  previously  provided  by the Owner  Trustee to the
Depositor;  and  (ii)  as  promptly  as  practicable  following  notice  to or discovery  by a  Responsible  Officer of the Owner  Trustee of any  changes to
such  information,   provide  to  the  Depositor,  in  writing,  such  updated
information.  Such information shall include,  at a minimum,  a description of any affiliation  between the Owner Trustee and any of the following parties to the Securitization  Transaction  contemplated by the Trust Agreement,  as such parties  and their  affiliates  are  identified  to the Owner  Trustee  by the
Depositor in connection  with the closing of each  Securitization  Transaction or, if there has been a change in any such party,  as such party is identified by the  Depositor in a written  notice to the Owner  Trustee at least five (5)
Business Days prior to [January 31] of each calendar year:

      (1)   the sponsor;

                                        36

      (2)   any depositor;

      (3)   the issuing entity;

      (4)   any servicer;

      (5)   any other trustee;

      (6)   any originator;

      (7)   any significant obligor;

      (8)   any enhancement or support provider; and

      (9)   any  other   material   party   related   to  any   Securitization
Transaction.

      In addition,  the Owner Trustee  shall provide a description  of whether there is,  and if so the  general  character  of, any  business  relationship,
agreement,  arrangement,   transaction  or  understanding  between  the  Owner
Trustee and any  above-listed  party that is entered into outside the ordinary course of  business  or is on terms  other than would be  obtained in an arm's
length   transaction   with  an  unrelated   third   party,   apart  from  the
Securitization   Transaction   contemplated  by  the  Trust  Agreement,   that
currently  exists  or that  existed  during  the  past two  years  and that is material to an investor's understanding of the Notes.

      (c)   As of the  related  Payment  Date with  respect to each  Report on
Form 10-D with  respect to the Notes  filed by or on behalf of the  Depositor, and as of [March 15]  preceding the date each Report on Form 10-K with respect to the Notes is filed,  the Owner  Trustee  shall be deemed to  represent  and warrant that any  information  previously  provided by the Owner Trustee under this  Article  II is  materially  correct  and  does  not  have  any  material omissions unless the Owner Trustee has provided an update to such information.

Section 11.04.    Indemnification; Remedies.

      (a)   The Owner Trustee shall  indemnify the  Depositor,  each affiliate of the Depositor and the respective  present and former  directors,  officers, employees  and  agents of each of the  foregoing,  and shall hold each of them
harmless  from  and  against  any  claims,   losses,   liabilities  (including
penalties),  actions, suits, judgments,  demands,  damages, costs and expenses
(including  reasonable  fees and  expenses  of  attorneys  or,  as  necessary, consultants and auditors and reasonable costs of  investigations)  that any of them may sustain arising out of or based upon:

                        (i)(A)      any untrue  statement  of a material  fact
contained   or  alleged  to  be   contained   in  any   information,   report,
certification or other material provided under Sections 11.01,  11.02 or 11.03 of this  Article II by or on behalf of the Owner  Trustee  (collectively,  the
"Wachovia  Information"),  or (B) the omission or alleged omission to state in the  Wachovia  Information  a  material  fact  required  to be  stated  in the
Wachovia  Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                                        37

                        (ii)  any failure by the Owner  Trustee to deliver any
information,  report,  certification  or other  material  when and as required under Sections 11.02 and 11.03.

      (b)   In the case of any  failure  of  performance  described  in clause
(ii) of Section 11.04(a),  the Owner Trustee shall (i) promptly  reimburse the
Depositor  for all costs  reasonably  incurred  by the  Depositor  in order to obtain the information,  report, certification or other material not delivered by the Owner  Trustee as required  and (ii)  cooperate  with the  Depositor to mitigate any damages that may result from such failure.

      (c)   The Depositor  shall  indemnify the Owner Trustee,  each affiliate of the  Owner  Trustee  and  the  respective  present  and  former  directors, officers,  employees and agents of the Owner  Trustee,  and shall hold each of them  harmless  from  and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided by or on behalf of the Depositor for  inclusion  in any report  filed with  Commission  under the  Exchange Act
(collectively,   the  "[  ]   Information"),   or   (ii)   the   omission   or
alleged   omission  to  state  in  the  [  ]   Information   a  material  fact
required  to be  stated  in the [ ]  Information  or  necessary  in  order  to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading.

      (d)   Notwithstanding  any  provision  in  this  Section  11.04  to  the contrary,  the parties  agree that neither the Owner Trustee nor the Depositor shall be  liable  to the  other  for any  consequential  or  punitive  damages whatsoever,  whether  in  contract,  tort  (including  negligence  and  strict liability),  or any other legal or  equitable  principle;  provided,  however, that such  limitation  shall not be  applicable  with  respect to third  party claims made against a party.

                                        38

      IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC
                                       as Depositor

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    [_____________],
                                       not in its individual capacity but
                                       solely as Owner Trustee, except with
                                       respect to the representations and
                                       warranties contained in Section 6.03
                                       hereof

                                    By:   ____________________________________
                                          Name:
                                          Title:

Acknowledged and Agreed:

[_____________]
   not in its individual capacity but solely
   as Indenture Trustee

By:   ___________________________________
      Name:
      Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
   not in its individual capacity but solely as
   Certificate Registrar and Certificate Paying Agent

By:   ___________________________________
      Name:
      Title:

                                        39

WACHOVIA MORTGAGE LOAN TRUST, LLC
   [_______] TRUST

By:   [_____________],
      not in its individual capacity but solely as
      Owner Trustee

By:   ___________________________________
      Name:
      Title:

                                        40

                                  EXHIBIT A

                             FORM OF CERTIFICATE

      THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE NOTES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND STATE  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT
FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS  TRANSFERRED  IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

      NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE
REGISTRAR  SHALL HAVE  RECEIVED  EITHER (i) A  REPRESENTATION  LETTER FROM THE
TRANSFEREE OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN
EMPLOYEE  BENEFIT  OR  OTHER  PLAN  SUBJECT  TO  THE  PROHIBITED   TRANSACTION
RESTRICTIONS  AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE"),  ANY PERSON
ACTING,  DIRECTLY  OR  INDIRECTLY,  ON BEHALF  OF ANY SUCH PLAN OR ANY  PERSON
USING  "PLAN   ASSETS,"   WITHIN  THE  MEANING  OF  THE  DEPARTMENT  OF  LABOR
REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS CERTIFICATE  (EACH, A "PLAN
INVESTOR"),  OR (ii) IF THIS  CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE
NAME OF A PLAN INVESTOR,  AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE DEPOSITOR,  THE OWNER TRUSTEE, THE SERVICER AND
THE CERTIFICATE REGISTRAR,  OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE
AGREEMENT,  TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT
THE DEPOSITOR,  THE OWNER TRUSTEE, THE SERVICER, THE CERTIFICATE REGISTRAR, OR
THE  CERTIFICATE  PAYING  AGENT  TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING
OBLIGATIONS OR  LIABILITIES  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      THE  TRANSFEREE  OF THIS  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES
FEDERAL  WITHHOLDING TAX UNLESS THE CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED
A CERTIFICATE OF NON-FOREIGN  STATUS CERTIFYING AS TO THE TRANSFEREE'S  STATUS
AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

                                        A-1

      THIS  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLER,  THE  DEPOSITOR,  THE  SERVICER,  THE  INDENTURE  TRUSTEE,  THE  OWNER
TRUSTEE,  THE PAYING AGENT OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS
EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

                                        A-2

Certificate No. 1

Cut-Off Date:
_____ __, 200_

Date of Trust Agreement:
_____ __, 200_

First Payment Date:                              Percentage Interest: 100%
_____ __, 200_

Final Payment Date:
Payment Date occurring in ____ 20__

                      WACHOVIA MORTGAGE LOAN TRUST, LLC
                 ASSET-BACKED CERTIFICATES, SERIES [_______]

      evidencing a fractional  undivided  interest in Wachovia  Mortgage  Loan
Trust,  LLC [_______]  Trust (the  "Issuer"),  the property of which  consists primarily of the Mortgage Loans.

      This  Certificate is payable solely from the assets of the Trust Estate, and does not  represent an  obligation  of or interest in the  Depositor,  the
Seller, the Servicer,  the Indenture  Trustee,  the Paying Agent, or the Owner
Trustee or any of their  Affiliates.  This  Certificate  is not  guaranteed or insured by any  governmental  agency or  instrumentality  or by the Depositor, the Seller,  the  Servicer,  the  Indenture  Trustee,  the Paying Agent or the
Owner Trustee or any of their affiliates.  None of the Depositor,  the Seller, the Servicer,  the Indenture Trustee, the Paying Agent or the Owner Trustee or
any  of  their  Affiliates  will  have  any  obligation  with  respect  to any certificate  or other  obligation  secured by or payable from  payments on the
Certificates.

      This certifies that Wachovia  Mortgage Loan Trust, LLC is the registered owner of the Certificate  Percentage  Interest  evidenced by this  Certificate
(as set forth on the face  hereof) in certain  distributions  with  respect to the Trust  Estate,  consisting  primarily  of the Mortgage  Loans,  created by
Wachovia  Mortgage Loan Trust,  LLC (the  "Depositor").  The Trust (as defined herein) was created  pursuant to a trust  agreement dated as of _____ __, 200_
(as amended and supplemented from time to time, the "Agreement"),  between the
Depositor and  [_____________],  as owner trustee (the "Owner  Trustee," which term includes any successor entity under the Agreement),  a summary of certain of the  pertinent  provisions  of which is set  forth  hereafter.  Capitalized terms used  herein  that are not  otherwise  defined  shall have the  meanings ascribed  thereto in Appendix A to the  indenture  dated as of _____ __, 200_,
among  the  Trust,   the  Paying  Agent  and  the  Indenture   Trustee.   This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and conditions of the Agreement,  to which Agreement the Certificateholder of this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Certificateholder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day  immediately  following (the "Payment  Date"),  commencing on the first  Payment  Date  specified  above,  to the  Person  in  whose  name  this
Certificate  is  registered  at the close of  business  on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such  last  day)  of  the  month  immediately  preceding  the  month  of  such distribution  (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage  Interest stated on the
face  hereon)  of  the  amount,   if  any,   required  to  be  distributed  to
Certificateholders  of  Certificates  on such Payment Date.  Distributions  on this  Certificate will be made as provided in the Agreement by the Certificate
Paying  Agent by wire  transfer  to the  Certificateholder  of  record  in the
Certificate   Register   without  the   presentation   or  surrender  of  this
Certificate or the making of any notation  hereon.  Pursuant to the Agreement, the Trust has issued the Certificates.

                                        A-3

      Except as otherwise  provided in the Agreement and  notwithstanding  the above,  the final  distribution  on this  Certificate  will be made  after due notice by the  Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency designated by the Certificate Registrar for that purpose.

      No transfer  of this  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended (the  "Securities  Act"),  and any applicable state securities laws or is made in  accordance  the  Securities  Act and such state laws. In the event that such a  transfer  is to be made,  (i) the  Certificate  Registrar  or the
Depositor  may  require an opinion  of counsel  acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor that such transfer is exempt  (describing  the  applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities  Act, and of any  applicable  statute of any state and (ii) the transferee  shall  execute an investment  letter in the form  described in the
Agreement and (iii) the Certificate  Registrar shall require the transferee to execute an investment  letter and a Certificate of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate of Non-Foreign  Status is
not  provided,  an Opinion of Counsel as  described in the  Agreement),  which investment  letter and  certificate  or Opinion of Counsel shall not be at the expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar or the
Depositor.  The  Certificateholder  hereof  desiring to effect  such  transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the
Depositor,  the  Servicer,  the  Certificate  Registrar,  the Enhancer and the
Certificate  Paying  Agent  against  any  liability  that  may  result  if the transfer is not so exempt or is not made in  accordance  with such federal and state laws. In connection with any such transfer,  the  Certificate  Registrar
(unless  otherwise  directed by the Depositor)  will also require either (i) a representation  letter,  in the form as  described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the
prohibited   transaction   restrictions   or  the   fiduciary   responsibility
requirements  of ERISA or  Section 4975  of the Code (a  "Plan"),  any  person acting,  directly  or  indirectly,  on behalf  of any such Plan or any  Person using the  "plan  assets,"  within  the  meaning  of the  Department  of Labor
Regulations  Section 2510.3-101,  to effect such acquisition (collectively,  a
"Plan Investor") or (ii) if such transferee is a Plan Investor,  an opinion of
counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Depositor,  the Owner Trustee, the Servicer and the Certificate Registrar,  or
a certification in the form of Exhibit G to the Agreement,  to the effect that the purchase or holding of such  Certificate is permissible  under  applicable law,  will  not  constitute  or  result  in  a  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments)  and will not  subject the  Depositor,  the Owner
Trustee,  the  Servicer,  the  Enhancer or the  Certificate  Registrar  to any
obligation  or  liability   (including   obligations  or   liabilities   under
Section 406  of ERISA  or  Section 4975  of the  Code)  in  addition  to those undertaken in the Agreement.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates designated as Wachovia  Mortgage Loan Trust, LLC Asset-Backed  Certificates of
the Series specified hereon (the "Certificates").

                                        A-4

      The  Certificateholder  of this Certificate,  by its acceptance  hereof, agrees  that it will look  solely to the funds on deposit in the  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

      The  Certificateholder of this Certificate  acknowledges and agrees that its  rights to  receive  distributions  in  respect  of this  Certificate  are subordinated  to the rights of the  Noteholders  and the Enhancer as described in the Indenture.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or  state  bankruptcy  or  similar  law in  connection  with  any  obligations relating to the  Certificates,  the Notes,  the  Agreement or any of the other
Basic Documents.

      The  Agreement   permits  the  amendment  thereof  as  specified  below,
provided that any amendment be  accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any  matter not  covered,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without  regard to the Policy,  and the consent  of the  Enhancer  shall  be  obtained.  If the  purpose  of any  such amendment  is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary to obtain the  consent  of the any  Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or helpful to prevent the imposition of such taxes and is not materially  adverse to any  Certificateholder  and the consent of the Enhancer  shall be obtained.
If  the  purpose  of  the  amendment  is to add or  eliminate  or  change  any provision  of the  Agreement,  other than as specified  in the  preceding  two sentences,  the amendment  shall require  either (a) a letter from each Rating
Agency to the  effect  that  such  amendment  will not  cause a Rating  Event,
determined   without   regard   to  the   Policy   or  (b)  the   consent   of
Certificateholders   of  a  majority  of  the  Percentage   Interests  of  the
Certificates  and  the  Indenture  Trustee;  provided,  however,  that no such amendment  shall (i) reduce in any manner the amount of, or delay the time of, payments  received  that are  required to be  distributed  on any  Certificate without  the  consent  of all  Certificateholders  affected  thereby  and  the
Enhancer,  or  (ii)  reduce  the  aforesaid  percentage  of  Certificates  the
Certificateholders  of which are  required  to consent  to any such  amendment without the consent of the  Certificateholders  of all such  Certificates then outstanding.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of  transfer  in  form  satisfactory  to the  Certificate
Registrar   duly   executed   by  the   Certificateholder   hereof   or   such
Certificateholder's  attorney duly authorized in writing, and thereupon one or
more  new  Certificates  of  authorized   denominations  evidencing  the  same
aggregate  Percentage  Interest will be issued to the  designated  transferee.
The initial Certificate  Registrar appointed under the Agreement is the Paying
Agent.

                                        A-5

      Except as provided in the Agreement,  the Certificates are issuable only in minimum  denominations  of a 10.0000%  Percentage  Interest and in integral multiples of 0.0001%  Percentage  Interest in excess  thereof.  As provided in the  Agreement  and  subject to certain  limitations  therein  set forth,  the
Certificates   are   exchangeable   for   new   Certificates   of   authorized
denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

      No service charge will be made for any such  registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.
      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the  Certificate  Registrar  may  treat  the  Person  in  whose  name  this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

      The obligations  created by the Agreement in respect of this Certificate and the Trust created thereby shall  terminate upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the Indenture and the Agreement.

      It is the intent of the Depositor,  the Issuer and the Certificateholder
that for federal,  state and local income,  single  business and franchise tax purposes,  (a) the Trust will not be treated as an  association  (or  publicly traded  partnership)  taxable as a corporation or a taxable  mortgage pool and
(b) the Trust will not fail to be treated as a disregarded entity.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed  by an  authorized  officer of the Owner  Trustee,  or the  Indenture
Trustee, as authenticating  agent by manual signature,  this Certificate shall not be  entitled  to any  benefit  under  the  Agreement  or be valid  for any purpose.

                                        A-6

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                       WACHOVIA MORTGAGE LOAN TRUST, LLC
                                       [_______] TRUST

                                       By:        [_____________],
                                              not in its individual capacity
                                              but solely as Owner Trustee

Dated: _____ __, 200_                  By:  __________________________________
                                                  Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

[_____________],
not in its individual capacity
but solely as Owner Trustee

By: _______________________________
        Authorized Signatory

or _______________________________,
as Authenticating Agent of the Owner Trustee

By:________________________________
        Authorized Signatory

                                        A-7

                                  ASSIGNMENT

 FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                       PLEASE INSERT SOCIAL SECURITY OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                  _____________________________________ */
                                            Signature Guaranteed:

                                       ___________________________ */

_________________________

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                        A-8

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for the information of the
Certificate Paying Agent:

      Distribution shall be made by wire transfer in immediately available funds to__________________________________________________________________
__________________________________________________________________________
for the account of _______________________, account number ______________, or, if mailed by check, to_____________________.

      Applicable statements should be mailed to__________________________.

                                       ________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire
                                       transfer only)

                                        A-9

                                  EXHIBIT B

                             CERTIFICATE OF TRUST

                                      OF

              WACHOVIA MORTGAGE LOAN TRUST, LLC [_______] TRUST

      THE UNDERSIGNED,  [_____________], as owner trustee (the "Trustee"), for the purpose of forming a statutory trust does hereby certify as follows:

      1.    The name of the statutory trust is:

            WACHOVIA MORTGAGE LOAN TRUST, LLC [_______] TRUST

      2.    The name and  business  address of the  Trustee  of the  statutory trust in the State  Delaware is  [_____________],  Rodney Square  North,  1100
North Market Street, Wilmington, Delaware 19890.

      3.    The statutory  trust reserves the right to amend,  alter,  change, or repeal any provision  contained in this  Certificate of Trust in the manner now or hereafter prescribed by law.

      4.    This Certificate of Trust shall be effective upon filing.

      THE UNDERSIGNED,  being the Trustee  hereinbefore named, for the purpose of forming a  statutory  trust  pursuant  to the  provisions  of the  Delaware
Statutory  Trust Act, does make this  certificate of trust,  hereby  declaring and further  certifying  that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                       [_____________],
                                          not in its individual capacity but
                                          solely as owner trustee under the
                                          trust agreement to be dated as of
                                          _____ __, 200_

                                       By:_____________________________________
                                          Name:
                                          Title:

Dated:  _____ __, 200_

                                        B-1

                                  EXHIBIT C

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:
           _______________________________________________________
           _______________________________________________________
           _______________________________________________________
           _______________________________________________________

      The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described  above to the  undersigned  buyer
(the "Buyer").

      1.    In  connection  with  such  transfer  and in  accordance  with the agreements  pursuant to which the Rule 144A Securities were issued, the Seller hereby  certifies  the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any  offer  to buy or  accept  a transfer,  pledge  or other  disposition  of the  Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with, any  person  in any  manner,  or made  any  general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute  a  distribution  of the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

      2.    The Buyer  warrants and  represents  to, and covenants  with,  the
Owner  Trustee  and the  Depositor,  pursuant  to  Section 3.09  of the  trust agreement  dated as of _____ __,  200_  (the  "Agreement"),  between  Wachovia
Mortgage   Loan   Trust,   LLC,   as   depositor   (the   "Depositor"),    and
[_____________], as owner trustee (the "Owner Trustee"), as follows:

            a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

            b.  The  Buyer  considers  itself  a  substantial,   sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and  business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

            c. The Buyer has been  furnished  with all  information  regarding the Rule 144A  Securities  that it has  requested  from the Seller,  the
      Indenture Trustee, the Owner Trustee or the Servicer.

            d.  Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

                                        C-1

            e. The  Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification to that effect attached hereto as Annex 1 or
      Annex 2.  The  Buyer  is  aware  that  the  sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own  account or the  accounts of other  qualified  institutional buyers,  understands  that  such  Rule 144A  Securities  may be  resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration  under the
      1933 Act.

      3.    The Buyer represents that:

            (i)   either (a) or (b) is satisfied, as marked below:

                        _____ a.  The  Buyer is not any employee  benefit plan
            subject to the Employee  Retirement  Income  Security Act of 1974,
            as amended  ("ERISA"),  or the Internal  Revenue Code of 1986,  as
            amended (the "Code"), a Person acting, directly or indirectly,  on behalf of any such plan or any Person acquiring such  Certificates with "plan assets" of a Plan within the meaning of the  Department of Labor Regulations Section 2510.3-101; or

                        _____ b.  The  Buyer will provide the  Depositor,  the
            Owner Trustee,  the  Certificate  Registrar,  the Enhancer and the
            Servicer with either:  (x) an opinion of counsel,  satisfactory to the Depositor,  the Owner Trustee, the Certificate Registrar,  the
            Enhancer  and the  Servicer,  to the effect that the  purchase and holding  of a  Certificate  by  or  on  behalf  of  the  Buyer  is permissible  under  applicable  law, will not constitute or result
            in  a  prohibited   transaction  under  Section 406  of  ERISA  or
            Section 4975  of  the  Code  (or  comparable   provisions  of  any
            subsequent  enactments)  and will not subject the  Depositor,  the
            Owner Trustee, the Certificate  Registrar,  the Certificate Paying
            Agent,   the  Enhancer  or  the  Servicer  to  any  obligation  or
            liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Trust Agreement,
            which   opinion  of  counsel  shall  not  be  an  expense  of  the
            Depositor,  the Owner  Trustee,  the  Certificate  Registrar,  the
            Enhancer  or the  Servicer;  or (y) in  lieu of  such  opinion  of counsel,  a  certification  in the form of  Exhibit G to the Trust
            Agreement; and

            (ii)  the  Buyer  is  familiar  with  the  prohibited  transaction restrictions and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and  Section 4975 of the Code and understands that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 3.

                                        C-2

      This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      Capitalized  terms used herein that are not otherwise defined shall have the  meanings  ascribed  thereto in  Appendix A to the  indenture  dated as of
_____ __, 200_, among the Trust, the Paying Agent and the Indenture Trustee.

                                        C-3

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

_____________________________            ______________________________
Print Name of Seller                     Print Name of Buyer

By:__________________________            By:___________________________
   Name:                                    Name:
   Title:                                   Title:

Taxpayer Identification:                 Taxpayer Identification:

No.__________________________            No.___________________________

Date:                                    Date:

                                        C-4

                                                          ANNEX 1 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As  indicated  below,  the  undersigned  is the  President,  Chief
Financial  Officer,  Senior Vice President or other  executive  officer of the
Buyer.

      2.    In  connection  with  purchases  by  the  Buyer,  the  Buyer  is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because (i) the Buyer owned and/or
invested on a discretionary basis $                                (1) in
securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

            _____ Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings  and  loan  association  or  similar  institution),
            Massachusetts   or  similar   business  trust,   partnership,   or
            charitable  organization  described  in  Section 501(c)(3)  of the
            Internal Revenue Code.

            _____ Bank.   The  Buyer  (a)  is  a  national   bank  or  banking
            institution  organized  under the laws of any state,  territory or the District of Columbia,  the business of which is  substantially confined to banking and is supervised by the state or  territorial banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and (b) has an  audited  net worth of at least  $25,000,000 as demonstrated in its latest annual  financial statements, a copy of which is attached hereto.

            _____ Savings  and  Loan.  The  Buyer  (a) is a  savings  and loan association,  building  and loan  association,  cooperative  bank, homestead association or similar institution,  which is supervised and examined by a state or federal  authority  having  supervision over  any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution  and (b) has an audited net worth  of at  least  $25,000,000  as  demonstrated  in its  latest annual financial statements.

            _____ Broker-Dealer.  The  Buyer is a dealer  registered  pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

            _____ Insurance  Company.  The Buyer is an insurance company whose primary  and  predominant  business  activity  is the  writing  of insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance commissioner  or a  similar  official  or  agency  of a  state  or territory or the District of Columbia.

___________________________
(1)  Buyer  must  own  and/or  invest  on  a  discretionary   basis  at  least
$100,000,000 in securities unless Buyer is a dealer,  and, in that case, Buyer must own  and/or  invest  on a  discretionary  basis at least  $10,000,000  in securities.

                                        C-5

            _____ State or Local  Plan.  The Buyer is a plan  established  and maintained by a state, its political  subdivisions,  or any agency or  instrumentality  of the state or its  political  subdivisions, for the benefit of its employees.

            _____ ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee  Retirement Income Security
            Act of 1974, as amended.

            _____ Investment  Adviser.  The  Buyer  is an  investment  adviser registered under the Investment Advisers Act of 1940. as amended.

            _____ SBIC.  The  Buyer  is a Small  Business  Investment  Company
            licensed  by  the  U.S.   Small  Business   Administration   under
            Section 301(c)  or (d) of the  Small  Business  Investment  Act of
            1958, as amended.

            _____ Business  Development  Company.  The  Buyer  is  a  business development  company  as  defined  in  Section 202(a)(22)  of  the
            Investment Advisers Act of 1940, as amended.

            _____ Trust  Fund.  The Buyer is a trust fund  whose  trustee is a bank or trust company and whose  participants  are exclusively (a)
            plans  established  and  maintained  by  a  state,  its  political subdivisions,  or any  agency or  instrumentality  of the state or its political  subdivisions,  for the benefit of its employees, or
            (b)  employee  benefit  plans within the meaning of Title I of the
            Employee  Retirement Income Security Act of 1974, as amended,  but is not a trust  fund  that  includes  as  participants  individual retirement accounts or H.R. 10 plans.

      3.    The  term  "securities"  as  used  herein  does  not  include  (i)
securities  of issuers that are  affiliated  with the Buyer,  (ii)  securities that are part of an unsold  allotment to or  subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit,  (iv)
loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject  to a  repurchase  agreement  and (vii)  currency,  interest  rate and commodity swaps.

      4.    For purposes of  determining  the  aggregate  amount of securities owned and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the  cost of such  securities  to the  Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The  Buyer  acknowledges  that it is  familiar  with Rule 144A and understands  that the seller to it and other parties  related to the Rule 144A
Securities  are  relying  and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                        C-6

            _____    _____    Will  the  Buyer be  purchasing  the Rule 144A
             Yes       No     Securities only for the Buyer's own account?

      6.    If the answer to the foregoing  question is "no", the Buyer agrees that, in connection  with any purchase of securities sold to the Buyer for the account of a third party (including any separate  account) in reliance on Rule
144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A.  In  addition,  the  Buyer  agrees  that the  Buyer  will  not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by Rule 144A to  conclude  that such third  party  independently meets the  definition  of  "qualified  institutional  buyer" set forth in Rule
144A.

      7.    The  Buyer  will   notify  each  of  the  parties  to  which  this
certification  is made  of any  changes  in the  information  and  conclusions herein.  Until  such  notice  is  given,  the  Buyer's  purchase  of Rule 144A
Securities  will constitute a reaffirmation  of this  certification  as of the date of such purchase.

                                       _______________________________________
                                       Print Name of Buyer

                                       By:   _________________________________
                                             Name:
                                             Title:

                                       Date: _________________________________

                                        C-7

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As  indicated  below,  the  undersigned  is the  President,  Chief
Financial  Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

      2.    In connection  with purchases by Buyer,  the Buyer is a "qualified institutional  buyer"  as  defined  in Rule 144A  because  (i) the Buyer is an investment  company  registered under the Investment  Company Act of 1940, and
(ii) as marked  below,  the Buyer alone,  or the Buyer's  Family of Investment
Companies,  owned at least $100,000,000 in securities (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For  purposes  of  determining  the amount of  securities  owned by the
Buyer  or the  Buyer's  Family  of  Investment  Companies,  the  cost  of such securities was used.

                  _______ The Buyer owned $__________________ in    securities
                  (other than the  excluded  securities  referred to below) as of the end of the  Buyer's  most  recent  fiscal  year (such amount being calculated in accordance with Rule 144A).

                  ______ The Buyer is part of a Family of Investment  Companies which owned in the  aggregate  $_____________________________
                  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's  most  recent  fiscal year (such amount being  calculated in accordance  with Rule
                  144A).

      3.    The term  "Family of  Investment  Companies"  as used herein means two or more registered  investment companies (or series thereof) that have the same investment adviser or investment  advisers that are affiliated (by virtue of being  majority  owned  subsidiaries  of the same  parent  or  because  one investment adviser is a majority owned subsidiary of the other).

      4.    The  term  "securities"  as  used  herein  does  not  include  (i)
securities  of issuers that are  affiliated  with the Buyer or are part of the
Buyer's  Family  of  Investment   Companies,   (ii)  bank  deposit  notes  and
certificates   of  deposit,   (iii)  loan   participations,   (iv)  repurchase
agreements,  (v)  securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

      5.    The Buyer is familiar with Rule 144A and understands  that each of the parties to which this  certification is made are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

                                        C-8

      6.    The  undersigned  will  notify  each of the  parties to which this certification  is made  of any  changes  in the  information  and  conclusions herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                       _______________________________________
                                       Print Name of Buyer

                                       By:____________________________________
                                          Name:
                                          Title:

                                       IF AN ADVISER:

                                       _______________________________________
                                       Print Name of Buyer

                                       Date:__________________________________

                                        C-9

                                  EXHIBIT D

                    FORM OF INVESTOR REPRESENTATION LETTER

______________, _______

Wachovia Mortgage Loan Trust, LLC
[address]

[Indenture Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
401 South Tryon Street-NC 1179
Charlotte, NC  28288
Attn: Structure Finance Trust Services

            Re:   Wachovia Mortgage Loan Trust, LLC
                  Asset-Backed Certificates, Series [_______]

Ladies and Gentlemen:

            ___________________  (the  "Purchaser")  intends to purchase  from
                               (the   "Seller")                %   Certificate
Percentage Interest of Series [_______] (the "Certificates"),  issued pursuant to the trust  agreement  dated as of _____ __, 200_ (the  "Trust  Agreement"), between Wachovia  Mortgage Loan Trust, LLC, as depositor (the "Depositor") and
[_____________],  as owner trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture  dated as of _____ __, 200_,  among the
Trust,  the Paying  Agent and the  Indenture  Trustee.  The  Purchaser  hereby certifies,  represents and warrants to, and covenants  with, the Depositor and the Certificate Registrar that:

            1.    The Purchaser  understands  that (a) the  Certificates  have not been and will not be  registered or qualified  under the  Securities
      Act of 1933, as amended (the "Act"),  or any state  securities  law, (b)
      the Company is not required to so register or qualify the  Certificates,
      (c) the  Certificates  may be resold only if  registered  and  qualified pursuant to the  provisions of the Act or any state  securities  law, or if an exemption from such  registration and  qualification is available,
      (d) the Trust Agreement contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will  bear a legend to the foregoing effect.

            2.    The  Purchaser is  acquiring  the  Certificates  for its own account  for  investment  only  and not  with a view  to or for  sale in connection  with any  distribution  thereof  in any  manner  that  would violate the Act or any applicable state securities laws.

            3.    The   Purchaser   is   (a)  a   substantial,   sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and business  matters,  and, in  particular,  in such matters related  to  securities  similar  to the  Certificates,  such that it is capable  of  evaluating  the  merits  and  risks  of  investment  in the
      Certificates,  (b) able to bear the economic risks of such an investment and (c) an  "accredited  investor"  within the  meaning  of Rule  501(a)
      promulgated pursuant to the Act.

                                        D-1

            4.    The  Purchaser  has  been  furnished  with,  and  has had an opportunity  to  review a copy of the  Trust  Agreement  and such  other information  concerning  the  Certificates,  the Mortgage  Loans and the
      Depositor as has been  requested by the Purchaser  from the Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the
      Certificates.  The  Purchaser  has had any  questions  arising from such review  answered by the Depositor or the Seller to the  satisfaction  of the Purchaser.

            5.    The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer  of any  Certificate,  any interest in any  Certificate or any other similar security  from any  person in any  manner,  (c)  otherwise  approach  or
      negotiate  with  respect  to  any  Certificate,   any  interest  in  any
      Certificate  or any  other  similar  security  with  any  person  in any
      manner,   (d)  make  any  general   solicitation  by  means  of  general
      advertising  or in any other manner or (e) take any other  action,  that
      (as to any of (a) through (d) above) would  constitute a distribution of any Certificate  under the Act, that would render the disposition of any
      Certificate a violation of Section 5 of the Act or any state  securities law,  or that  would  require  registration  or  qualification  pursuant thereto.  The Purchaser  will not sell or otherwise  transfer any of the
      Certificates,  except in  compliance  with the  provisions  of the Trust
      Agreement.

            6.    The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

                       _____  a.    The Purchaser is not any employee  benefit
            plan subject to the  Employee  Retirement  Income  Security Act of
            1974, as amended ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting,  directly or indirectly,
            on  behalf  of  any  such  plan  or  any  Person   acquiring  such
            Certificates  with "plan  assets" of a Plan  within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                       _____  b.    The Purchaser  will provide the Depositor,
            the Owner Trustee,  the  Certificate  Registrar,  the Enhancer and
            the Servicer with either: (x) an opinion of counsel,  satisfactory to the Depositor,  the Owner Trustee,  the Certificate  Registrar,
            the  Enhancer  and the  Servicer,  to the effect that the purchase and holding of a  Certificate  by or on behalf of the Purchaser is permissible  under  applicable  law, will not constitute or result
            in  a  prohibited   transaction  under  Section 406  of  ERISA  or
            Section 4975  of  the  Code  (or  comparable   provisions  of  any
            subsequent  enactments)  and will not subject the  Depositor,  the
            Owner Trustee, the Certificate  Registrar,  the Certificate Paying
            Agent,   the  Enhancer  or  the  Servicer  to  any  obligation  or
            liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Trust Agreement,
            which   opinion  of  counsel  shall  not  be  an  expense  of  the
            Depositor,  the Owner  Trustee,  the  Certificate  Registrar,  the
            Enhancer  or the  Servicer;  or (y) in  lieu of  such  opinion  of counsel,  a  certification  in the form of  Exhibit G to the Trust
            Agreement; and

                                        D-2

                  (ii)  the   Purchaser  is  familiar   with  the   prohibited
      transaction  restrictions and fiduciary  responsibility  requirements of
      Sections  406  and  407  of  ERISA  and  Section 4975  of the  Code  and
      understands  that each of the  parties  to which this  certification  is made is relying  and will  continue  to rely on the  statements  made in this paragraph 6.

            7.    The Purchaser is not a non-United States person.

                                       Very truly yours,

                                       _______________________________

                                       By:____________________________
                                          Name:
                                          Title:

                                        D-3

                                  EXHIBIT E

                   FORM OF TRANSFEROR REPRESENTATION LETTER

_____________, _______

Wachovia Mortgage Loan Trust, LLC
[address]

[Indenture Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
401 South Tryon Street-NC  1179
Charlotte, NC  28288
Attn: Structure Finance Trust Services

            Re:   Wachovia Mortgage Loan Trust, LLC
                  Asset-Backed Certificates, Series
                  [_______]

Ladies and Gentlemen:

                                  (the  "Purchaser")  intends to purchase from
                         (the  "Seller")  a  ______%  Percentage  Interest  of
Certificates of Series [_______] (the "Certificates"),  issued pursuant to the trust  agreement dated as of _____ __, 200_ (the "Trust  Agreement"),  between
Wachovia  Mortgage  Loan  Trust,  LLC, as  depositor  (the  "Depositor"),  and
[_____________],  as owner trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture  dated as of _____ __, 200_,  among the
Trust,  the  Paying  Agent  and  the  Indenture  Trustee.  The  Seller  hereby certifies,  represents and warrants to, and covenants  with, the Depositor and the Certificate Registrar that:

      Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered, pledged,  sold,  disposed of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b) has  solicited  any  offer  to buy or to  accept  a  pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate or any other similar  security from any person in any manner,  (c)
has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by  means  of  general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would  constitute a  distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant thereto.  The Seller will not act, in any manner set forth in the

                                        E-1

foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Trust Agreement.

                                       Very truly yours,

                                       ________________________________
                                       (Seller)

                                       By:_____________________________
                                          Name:
                                          Title:

                                        E-2

                                  EXHIBIT F

                  FORM OF CERTIFICATE OF NON-FOREIGN STATUS

      This  Certificate  of  Non-Foreign   Status  is  delivered  pursuant  to
Section 3.09  of the trust  agreement  dated as of _____ __,  200_ (the "Trust
Agreement"),  between  Wachovia  Mortgage Loan Trust,  LLC, as depositor  (the
"Depositor"),  and  [_____________],  as owner trustee, in connection with the acquisition  of,  transfer to or  possession  by the  undersigned,  whether as beneficial  owner  (the  "Beneficial  Owner"),  or  nominee  on  behalf of the
Beneficial   Owner  of  Wachovia   Mortgage  Loan  Trust,   LLC   Asset-Backed
Certificates,  Series [_______] (the  "Certificates").  Capitalized terms used herein  that  are not  otherwise  defined  shall  have the  meanings  ascribed thereto in Appendix A to the indenture  dated as of _____ __, 200_,  among the
Trust, the Paying Agent and the Indenture Trustee.

      Each holder must  complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

      In addition,  each holder shall submit with the  Certificate an IRS Form
W-9 relating to such holder.

      To confirm to the Trust that the  provisions  of  Sections  871,  881 or
1446 of the Internal  Revenue Code  (relating  to  withholding  tax on foreign
partners)  do  not  apply  in  respect  of  the   Certificates   held  by  the
undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

            A.    Individual as Beneficial Owner

                  1.    I am (the  Beneficial  Owner  is ) not a  non-resident
                        alien for purposes of U.S. income taxation;

                  2.    My (the Beneficial Owner's) name and home address are:

                        ______________________________
                        ______________________________
                        ______________________________; and

                  3.    My   (the    Beneficial    Owner's)   U.S.    taxpayer
                        identification  number  (Social  Security  Number)  is
                        _______________________.

            B.    Corporate, Partnership or Other Entity as Beneficial Owner

                  1.    ______________________________(Name of the  Beneficial
                        Owner)   is  not  a   foreign   corporation,   foreign
                        partnership,  foreign  trust  or  foreign  estate  (as
                        those  terms  are  defined  in the Code  and  Treasury
                        Regulations;

                  2.    The  Beneficial  Owner's  office  address and place of
                        incorporation (if applicable) is

                                        F-1

                        ______________________________
                        ______________________________
                        ______________________________; and

                  3.    The Beneficial  Owner's U.S.  employer  identification
                        number is __________________________.

Part II -   Nominees

      If  the  undersigned  is the  nominee  for  the  Beneficial  Owner,  the undersigned  certifies  that this  Certificate  has been made in reliance upon information contained in:

                   _____ an IRS Form W-9

                   _____ a form such as this or substantially similar

provided to the  undersigned by an appropriate  person and (i) the undersigned agrees to notify  the Trust at least  thirty  (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in
Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of
Non-Foreign Status to the Trust promptly after such change.

Part III -  Declaration

      The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the Trust  within  sixty  (60) days of the date that the  Beneficial
Owner  becomes  a  foreign  person.  The  undersigned  understands  that  this certificate may be disclosed to the Internal  Revenue Service by the Trust and
any  false  statement   contained   therein  could  be  punishable  by  fines,
imprisonment or both.

      Under  penalties  of  perjury,  I  declare  that  I have  examined  this certificate  and to the best of my  knowledge  and belief it is true,  correct and  complete  and will  further  declare  that I will inform the Trust of any change in the  information  provided  above,  and,  if  applicable,  I further declare that I have the authority* to sign this document.

____________________________________
                Name

____________________________________
        Title (if applicable)

____________________________________
         Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                        F-2

                                  EXHIBIT G

                     FORM OF ERISA REPRESENTATION LETTER

_________________, ________

Wachovia Mortgage Loan Trust, LLC
[address]

[Owner Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[Indenture Trustee]
[address]
Attention: [_______]

            Re:   Wachovia Mortgage Loan Trust, LLC
                  Asset-Backed Certificates, Series
                  [_______]

Dear Sirs:

        __________________________________________________(the   "Transferee")
intends   to   acquire    from ___________________________________________(the
"Transferor")  a _________%  Percentage  Interest of  Wachovia  Mortgage  Loan
Trust, LLC Asset-Backed  Certificates,  Series [_______] (the "Certificates"),
issued  pursuant  to a trust  agreement  dated as of _____ __,  200_,  between
Wachovia  Mortgage  Loan  Trust,  LLC, as  depositor  (the  "Depositor"),  and
[_____________],  as owner trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture  dated as of _____ __, 200_,  among the
Trust, the Paying Agent and the Indenture Trustee.

      The  Transferee  hereby  certifies,  represents  and  warrants  to,  and covenants with, the Depositor,  the Owner Trustee, the Certificate  Registrar,
the Enhancer and the Servicer that:

      The  Certificates  (i)  are not  being  acquired  by,  and  will  not be transferred  to,  any  employee  benefit  plan  within  the  meaning  of
      Section 3(3) of the Employee  Retirement Income Security Act of 1974, as
      amended   ("ERISA"),   or  other   retirement   arrangement,   including
      individual  retirement  accounts  and  annuities,  Keogh  plans and bank collective  investment  funds and insurance  company general or separate accounts in which such plans,  accounts or  arrangements  are  invested, that is subject to Section 406 of ERISA or  Section 4975 of the Internal
      Revenue Code of 1986, as amended (the "Code") (any of the  foregoing,  a
      "Plan"),  (ii) are not  being  acquired  with  "plan  assets"  of a Plan within  the  meaning  of the  Department  of Labor  ("DOL")  Regulations
      Section 2510.3-101,  and (iii)  will not be  transferred  to any  entity that is deemed to be investing in plan assets  within the meaning of the
      DOL Regulations Section 2510.3-101.

                                        G-1

            The  Transferee  is  familiar  with  the  prohibited   transaction
      restrictions and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and  Section 4975 of the Code and understands that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made herein.

                                       Very truly yours,

                                       _____________________________

                                       By:__________________________
                                          Name:
                                          Title:

                                        G-2

                                  EXHIBIT H

                        FORM OF REPRESENTATION LETTER

__________________, ________

Wachovia Mortgage Loan Trust, LLC
[address]

[Owner Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[Indenture Trustee]
[address]
Attention: [_______]

            Re:   Wachovia Mortgage Loan Trust, LLC
                  Asset-Backed Certificates, Series
                  [_______]
Dear Sirs:

       _____________________________________________(the "Transferee") intends to acquire from ____________________________________________(the "Transferor")
a  ______%   Percentage   Interest  of  Wachovia   Mortgage  Loan  Trust,  LLC
Asset-Backed  Certificates,  Series  [_______]  (the  "Certificates"),  issued pursuant  to a  trust  agreement  dated  as of  _____  __,  200_  (the  "Trust
Agreement"),   Wachovia   Mortgage   Loan  Trust,   LLC,  as  depositor   (the
"Depositor"),  and  [_____________],  as owner trustee (the "Owner  Trustee").
Capitalized  terms used herein that are not  otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of _____
__, 200_, among the Trust, the Paying Agent and the Indenture Trustee.

      The  Transferee  hereby  certifies,  represents  and  warrants  to,  and covenants with, the Depositor,  the Owner Trustee,  the Certificate  Registrar
and the Servicer that:

            (1)   the  Transferee  is acquiring  the  Certificate  for its own behalf and is not acting as agent or  custodian  for any other person or entity in connection with such acquisition; and

            (2)   the  Transferee  is not a  partnership,  grantor  trust or S corporation for federal income tax purposes,  or, if the Transferee is a partnership,  grantor  trust or S  corporation  for  federal  income tax purposes,  the  Certificates  are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                       Very truly yours,

                                       _____________________________

                                        H-1

                                       By:__________________________
                                          Name:
                                          Title:

                                        H-2

                                  EXHIBIT I

                           FORM OF ADDITION NOTICE

DATE:

[Indenture Trustee]                      [Enhancer]
[address]                                [address]
Attention: [_______]                     Attention: [_______]

Wachovia Mortgage Loan Trust, LLC        Moody's Investors Service, Inc.
      [_______] Trust                    99 Church Street
c/o [_____________],                     New York, New York 10007
      as Owner Trustee
[address]                                Standard & Poor's, a division of The
Attention: [_______]                     McGraw-Hill Companies, Inc.
                                         26 Broadway
                                         New York, New York 10004-1064

Wachovia Bank, National Association      [Owner Trustee]
401 South Tryon Street-NC 1179           [address]
Charlotte, NC  28288                     Attention: [_______]
Attn: Structure Finance Trust Services

                    Re: WACHOVIA MORTGAGE LOAN TRUST, LLC

Ladies and Gentlemen:

      Pursuant to Section 3.05 of the Trust  Agreement,  dated as of _____ __,
200_ (the "Trust Agreement"),  among and Wachovia Mortgage Loan Trust, LLC, as
Depositor and Wachovia  Mortgage Loan Trust,  LLC [_______]  Trust, as Issuer,
the  Depositor,  the Issuer  has  designated  the  Subsequent  Mortgage  Loans identified  on the Mortgage Loan  Schedule  attached  hereto to be sold to the
Issuer on ___________, ______________,  with an aggregate Principal Balance of
$ ___________________.  Capitalized  terms not otherwise  defined  herein have the meaning  set forth in the  Appendix A to the  Indenture  dated as of _____
__,  200_,  among  the  Issuer,  the  Paying  Agent  and  [_____________],  as
indenture trustee.

                                        I-1

      Please  acknowledge  your receipt of this notice by  countersigning  the enclosed copy in the space  indicated  below and returning it to the attention of the undersigned.

                                    Very truly yours,

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC
                                    [_______] TRUST, as Issuer

                                    By: [_____________], not in its
                                    individual capacity but solely as Owner
                                    Trustee

                                    By: _______________________________
                                        Name:
                                        Title:

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC
                                       as Depositor

                                    By:   _____________________________
                                          Name:
                                          Title:

                                  EXHIBIT J

                          FORM OF TRANSFER AGREEMENT

      Pursuant  to  this  Subsequent  Transfer  Agreement  No. __________ (the
"Agreement"),  dated as of  _________________ , ___________ , between Wachovia
Mortgage Loan Trust, LLC, as seller (the  "Depositor"),  and Wachovia Mortgage
Loan Trust,  LLC  [_______]  Trust (the  "Issuer")  and  pursuant to the Trust
Agreement  dated as of _____  __,  200_  (the  "Trust  Agreement"),  among the
Depositor  and the Issuer,  the  Depositor and the Issuer agree to the sale by the Depositor  and the purchase by the Issuer of the mortgage  loans listed on the attached Schedule of Subsequent  Mortgage Loans (the "Subsequent  Mortgage
Loans").

      Capitalized  terms used and not  defined  herein  have their  respective meanings  as set forth in  Appendix A to the  Indenture  dated as of _____ __,
200_, among the Issuer,  Wachovia Bank, National Association,  as Paying Agent
(the  "Paying  Agent"),  and   [_____________],   as  indenture  trustee  (the
"Indenture  Trustee"),  which meanings are  incorporated by reference  herein.
All other  capitalized  terms used herein  shall have the  meanings  specified herein.

      Section 1.  Sale of Subsequent Mortgage Loans.

      (a)   The  Depositor,  by the execution and delivery of this  Agreement, does  hereby  sell,  assign,  set over,  and  otherwise  convey to the Issuer, without  recourse  (except  as  expressly  provided  herein  and in the  Trust
Agreement),  all of its  right,  title  and  interest,  whether  now  owned or existing or hereafter  created,  arising,  or  acquired,  in, to and under the following:  (i) the Subsequent  Mortgage Loans identified on the Mortgage Loan
Schedule  attached  hereto as  Attachment B and the other  related  Subsequent
Transferred  Property  purchased by the Depositor from the Seller  pursuant to the Purchase  Agreement;  provided,  however,  that the Issuer does not assume any  obligations  (including  any  obligations to fund Draws) arising under or related  to the  Related  Documents.  Such  conveyance  shall be  deemed to be made:  (1) with respect to the Cut-Off Date Principal  Balances,  with respect to the Subsequent  Mortgage Loans, as of the related Subsequent Transfer Date;
and (2) with  respect to the amount of each  Additional  Balance created on or after the Subsequent  Cut-Off Date and prior to the  commencement of the Rapid
Amortization  Period, as of the later of the related  Subsequent  Cut-Off Date and the date that the  corresponding  Draw was made  pursuant  to the  related
Loan  Agreement,  subject to the  receipt by the  Depositor  of  consideration
therefore  as  provided  in  Section 3.02(c)  of  the  Trust  Agreement.   The
Depositor,   contemporaneously  with  the  delivery  of  this  Agreement,  has delivered  or  caused to be  delivered  to the  Issuer  each item set forth in
Section 3.04 of the Trust Agreement.

      The transfer to the Issuer by the Depositor of the  Subsequent  Mortgage
Loans  identified  on the  Mortgage  Loan  Schedule  shall be absolute  and is intended by the parties  hereto to  constitute a sale by the  Depositor to the
Issuer on the Subsequent  Transfer Date of all the  Depositor's  right,  title and  interest  in and to the  Subsequent  Mortgage  Loans,  and other  related
Subsequent  Transferred Property as and to the extent described above, and the
Issuer hereby  acknowledges  such transfer.  In the event the transactions set forth herein are deemed not to be a sale,  the Depositor  hereby grants to the
Issuer  a  security  interest  in all  of the  Depositor's  right,  title  and interest,  whether  now  owned or  hereafter  acquired,  in,  to and under the
Subsequent  Transferred Property to secure all of the Depositor's  obligations hereunder,  and this  Agreement  shall and hereby does  constitute  a security agreement under  applicable  law. The Depositor  agrees to take or cause to be
taken  such  actions  and  to  execute  such  documents,   including   without
limitation the  authorization  and filing of any continuation  statements with respect to the UCC financing  statements  filed with respect to the Subsequent
Transferred  Property  by the  Depositor  on the related  Subsequent  Transfer
Date, if any, and any amendments  thereto  required to reflect a change in the name or corporate  structure of the Depositor or the filing of any  additional
UCC  financing  statements  due  to the  change  in the  principal  office  or jurisdiction  of organization of the Depositor as are necessary to perfect and protect the Issuer's  interests in the Subsequent  Transferred  Property.  The
Depositor  shall file any such  continuation  statements  or  amendments  on a timely basis.

      (b)   The expenses and costs  relating to the delivery of the Subsequent
Mortgage  Loans  and  the  related  Subsequent   Transferred  Property,   this
Agreement  and the  Mortgage  Loan  Purchase  Agreement  shall be borne by the
Depositor.

      (c)   Additional terms of the sale are set forth on Attachment A hereto.

      Section 2.  Conditions Precedent; Assignment.

      (a)   The Depositor  hereby affirms the  representations  and warranties made by it and set  forth in  Section 2.09  of the Trust  Agreement  as of the date hereof.  The Depositor  hereby  confirms that each of the  conditions set forth in  Section 2.2(b)  of the Mortgage  Loan Purchase  Agreement  have been satisfied in connection with the Subsequent  Transfer  Agreement,  dated as of the date  hereof,  between  the  Seller and the  Depositor  as  Purchaser  and
Section 3.05(c) of the Trust Agreement,  respectively, are satisfied as of the date hereof.

      (b)   The Depositor is solvent,  is able to pay its debts as they become due and has capital  sufficient  to carry on its business and its  obligations hereunder;  it will not be rendered insolvent by the execution and delivery of this Instrument or by the  performance of its obligations  hereunder nor is it aware of any  pending  insolvency;  no  petition  of  bankruptcy  (or  similar insolvency  proceeding)  has been filed by or against the  Depositor  prior to the date hereof.

      (c)   All terms and  conditions of the Trust  Agreement  relating to the
Subsequent  Mortgage  Loans  are  hereby  ratified  and  confirmed;  provided, however,  that in the event of any conflict the  provisions of this  Agreement shall  control over the  conflicting  provisions of the Mortgage Loan Purchase
Agreement.

      (d)   The Depositor  hereby assigns to the Issuer all of the Depositor's right,  title and  interest to and under the  Subsequent  Transfer  Agreement, dated  as of  _______  __,  ____  between  the  Seller  and the  Depositor  as
Purchaser,  including the Depositor's  right to enforce the obligations of the
Seller thereunder  (including the Seller's  obligation to repurchase  Mortgage
Loans  as  the  result  of  a  breach  of  the  Seller's  representations  and warranties in such Subsequent Transfer Agreement and the Purchase Agreement).

      Section 3.  GOVERNING  LAW.  THIS  INSTRUMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

      Section 4.  Counterparts.   This   Instrument   may   be   executed   in
counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original and together shall constitute one and the same instrument.

      Section 5.  Successors and Assigns.  This  Agreement  shall inure to the benefit of and be  binding  upon the  Depositor  and the  Purchaser  and their respective successors and assigns.

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC
                                       as Depositor

                                    By: __________________________
                                        Name:
                                        Title:

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC
                                    [_______] TRUST, as Issuer

                                    By: __________________________
                                        Name:
                                        Title:

Acknowledged and Accepted:

[_____________], not in its
   individual capacity but solely
   as Indenture Trustee

By:___________________________
Name:
Title:

                                 Attachments

A.    Additional terms of sale.
B.    Schedule of Subsequent Mortgage Loans.
C.    Depositor's Officer's Certificate.

              WACHOVIA MORTGAGE LOAN TRUST, LLC [_______] TRUST

            ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                              ____________, ____

A.
     1.  Subsequent Cut-Off Date:
     2.  Pricing date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent
         Mortgage Loans as of the Subsequent Cut-Off Date:
     5.  Purchase Price:                                        100.00%
B.
As to all Subsequent Mortgage Loans:
     1.  Longest stated term to maturity:
                                                                ______months
     2.  Minimum loan rate:                                     ______%
     3.  Maximum Loan Rate:                                     ______%